Registration No. 33-35779


  As filed with the Securities and Exchange Commission on April 30, 1998

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.  13                         X

                                     and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X

                  Amendment No.  15

                        (Check appropriate box or boxes)


                       TEMPLETON INSTITUTIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

           500 EAST BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: (954) 527-7500

                                Barbara J. Green
                            Templeton Worldwide, Inc.
                           500 East Broward Boulevard
                         FORT LAUDERDALE, FLORIDA 33394
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485

    X    on  May 1, 1998 pursuant to paragraph (b) of Rule 485
            ------------

         60 days after filing pursuant to paragraph (a)(1) of Rule 485

         on       pursuant to paragraph (a)(1) of Rule 485

         75 days after filing pursuant to paragraph (a)(2) of Rule 485

         on        pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment



PAGE







                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A


N-1A                                                 LOCATION IN
ITEM NO.           ITEM                           REGISTRATION STATEMENT

  1               Cover page                        Cover Page

  2               Synopsis                          "Expense Summary"

  3               Condensed Financial               "Financial Highlights";
                  Information                       "How Do the Funds
                                                     Measure Performance?"

  4               General Description               "How Is the Company Organized?";
                  of Registrant                     "How Do the Funds Invest Their Assets?";
                                                    "What Are the Risks of Investing in the
                                                     Funds?"

  5               Management of the Fund            "Who Manages the Funds?"

  5A              Management's Discussion           Contained in Registrant's Annual
                  of Fund Performance               Report to Shareholders

  6               Capital Stock and Other           "How Is the Company Organized?"; "Services
                  Securities                        to Help You Manage Your Account"; "What
                                                    Distributions Might I Receive From the
                                                    Funds?"; "How Taxation Affects the Funds
                                                    and Their Shareholders"

  7               Purchase of Securities            "How Do I Buy Shares?"; "May I Exchange
                  Being Offered                      Shares for Shares of Another Fund?";
                                                    "Transaction Procedures and Special
                                                     Requirements"; "Services to Help You Manage
                                                     Your Account"; "Who Manages the Funds?" "Useful
                                                     Terms and Definitions"

  8               Redemption or Repurchase          "May I Exchange Shares for Shares of Another
                                                     Fund?"; "How Do I Sell Shares?"; "Transaction
                                                     Procedures and Special Requirements"; "Services
                                                     to Help You Manage Your Account"

  9               Pending Legal Proceeding          Not Applicable




PAGE




                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART B



N-1A                                                    LOCATION IN
ITEM NO.            ITEM                           REGISTRATION STATEMENT

 10               Cover Page                        Cover Page

 11               Table of Contents                 Table of Contents

 12               General Information and           Not Applicable
                  History

 13               Investment Objectives and         "How Do the Funds Invest Their Assets?";
                  Policies                          "Investment Restrictions"; "What are the
                                                     Funds' Potential Risks?"

 14               Management of the                 "Officers and Directors"; "Investment
                  Registrant                         Management and Other Services"

 15               Control Persons and                "Officers and Directors"; "Investment
                  Principal Holders of                Management and Other Services"; "Miscellaneous
                  Securities                          Information"

 16               Investment Advisory and            "Investment Management and Other Services";
                  Other Services                     "The Funds' Underwriter"

 17               Brokerage Allocation and           "How Do the Funds Buy Securities
                  Other Practices                     for Their Portfolios?"

 18               Capital Stock and Other            "Miscellaneous Information"; See Prospectus
                  Securities                         "How Is the Company Organized?"

 19               Purchase, Redemption and           "How Do I Buy, Sell and Exchange Shares?";
                  Pricing of Securities              "How are Fund Shares Valued?";
                  Being Offered                      "Financial Statements"

 20               Tax Status                        "Additional Information on Distributions
                                                     and Taxes"

 21               Underwriters                      "The Funds' Underwriter"

 22               Calculation of Performance        "How Do the Funds Measure Performance?"
                  Data

 23               Financial Statements               "Financial Statements"




PAGE




                                     PART A
                                   PROSPECTUS


PAGE




                                   PROSPECTUS

                                      LOGO

                                   TEMPLETON
                           INSTITUTIONAL FUNDS, INC.


                 ---------------------------------------------
                                  MAY 1, 1998


                                 GROWTH SERIES
                             FOREIGN EQUITY SERIES
                            EMERGING MARKETS SERIES
                      EMERGING FIXED INCOME MARKETS SERIES

                                      LOGO
--------------------------------------------------------------------------------

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the funds invest and the services available to shareholders.

This prospectus describes the four funds listed above (the "funds") which are series of Templeton Institutional Funds, Inc. (the "Company").

INVESTMENTS IN EMERGING MARKETS INVOLVE CERTAIN CONSIDERATIONS WHICH ARE NOT NORMALLY INVOLVED IN INVESTMENT IN SECURITIES OF U.S. COMPANIES, AND AN INVESTMENT IN THE FUNDS MAY BE CONSIDERED SPECULATIVE. THE FUNDS MAY BORROW MONEY FOR INVESTMENT PURPOSES, WHICH MAY INVOLVE GREATER RISK AND ADDITIONAL COSTS TO THE FUNDS. IN ADDITION, THE FUNDS MAY INVEST UP TO 10% OF THEIR ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES. THE EMERGING FIXED INCOME MARKETS SERIES MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN HIGH-YIELD, HIGH RISK DEBT INSTRUMENTS THAT ARE PREDOMINANTLY SPECULATIVE. SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?"

To learn more about the Company and its policies, you may request a copy of the Company's Statement of Additional Information ("SAI"), dated May 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PAGE

                                                TABLE OF CONTENTS


                                                ABOUT THE FUNDS
                                                Expense Summary........................................    1
                                                Financial Highlights...................................    2
                                                How Do the Funds Invest Their Assets?..................    6
                                                What Are the Risks of Investing in the Funds?..........   17
                                                Who Manages the Funds?.................................   20
                                                How Do the Funds Measure Performance?..................   23
                                                How Taxation Affects the Funds and Their                  23
                                                  Shareholders.........................................
                                                How Is the Company Organized?..........................   23

                                                ABOUT YOUR ACCOUNT
                                                How Do I Buy Shares?...................................   24
                                                May I Exchange Shares for Shares of Another Fund?......   26
                                                How Do I Sell Shares?..................................   27
                                                What Distributions Might I Receive From the Funds?.....   28
                                                Transaction Procedures and Special Requirements........   28
                                                Services to Help You Manage Your Account...............   31
                                                What If I Have Questions About My Account?.............   32

                                                GLOSSARY
                                                Useful Terms and Definitions...........................   34

                                                APPENDIX
                                                Corporate Bond Ratings.................................   36


TEMPLETON
INSTITUTIONAL
FUNDS, INC.
--------------------------------
May 1, 1998

When reading this prospectus,
you will see certain terms
beginning with capital letters.
This means the term is explained
in our glossary section.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

1-800/DIAL BEN

PAGE

ABOUT THE FUNDS
EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the funds. For Growth Series, Foreign Equity Series, and Emerging Markets Series, the table is based on the fund's historical expenses for the fiscal year ended December 31, 1997. For Emerging Fixed Income Markets Series, the table is based on estimated expenses, after fee reductions and expense limitations, for the current fiscal year. The funds' actual expenses may vary. The information in the table does not reflect an administrative service fee of $5.00 per exchange for market timing or allocation service accounts.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                   EMERGING
                                                                                                     FIXED
                                                                       FOREIGN      EMERGING        INCOME
                                                          GROWTH       EQUITY        MARKETS        MARKETS
                                                          SERIES       SERIES        SERIES         SERIES
      -------------------------------------------------------------------------------------------------------
      Management Fees (after fee reduction)*...........  0.70%        0.70%        1.25%          0.00%
      Other Expenses (after fee reduction)*............  0.16%        0.14%        0.32%          1.25%
      Total Fund Operating Expenses (after fee
        reduction)*....................................  0.86%        0.84%        1.57%          1.25%



    EXAMPLE: Assume each fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
      ---------------------------------------------------------------------------------------------------------
      GROWTH SERIES..........................................  $ 9          $27          $48          $106
      FOREIGN EQUITY SERIES..................................  $ 9          $27          $47          $104
      EMERGING MARKETS SERIES................................  $16          $50          $86          $187
      EMERGING FIXED INCOME MARKETS SERIES...................  $13          $40           -            -

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The funds pay their operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each fund and are not directly charged to your account.


*The Investment Managers and FT Services have agreed in advance to reduce their respective fees in order to limit the total expenses of each fund to an annual rate of 0.90% of average net assets for Growth Series, 1% of average net assets for Foreign Equity Series, and 1.6% of average net assets for Emerging Markets Series through April 30, 1999; and 1.25% of average net assets for Emerging Fixed Income Markets Series through December 31, 1998. If these fee reductions are insufficient to so limit the funds' expenses, FT Services has agreed to make certain payments to reduce the funds' expenses. After April 30, 1999, the agreements for Growth Series, Foreign Equity Series and Emerging Markets Series may end at any time upon notice to the Board. These voluntary agreements did not result in any fee reductions for Growth Series, Foreign Equity Series or Emerging Markets Series for the fiscal year ended December 31, 1997. After December 31, 1998, the agreement for Emerging Fixed Income Markets Series may end at any time. If this voluntary agreement was not in effect for Emerging Fixed Income Markets Series, the fund's "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" would be 0.70%, 5.70% and 6.40%, respectively. "Other Expenses" for Emerging Fixed Income Markets Series are based on estimated amounts for the current fiscal year.


                                        Templeton Institutional Funds, Inc. -  1

PAGE

FINANCIAL HIGHLIGHTS


These tables summarize the funds' financial history. The information has been audited by McGladrey & Pullen, LLP, the funds' independent auditors. Their audit reports covering the periods shown below appear in the financial statements in each fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Annual Reports to Shareholders also include more information about the funds' performance. For a free copy, please call Fund Information.


GROWTH SERIES


                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                              1997          1996          1995          1994         1993+
                                                            ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net Asset Value, beginning of year........................    $13.41        $11.86        $10.94        $11.80        $10.00
                                                            ----------------------------------------------------------------
Income from investment operations:
  Net investment income...................................       .73           .30           .27           .20           .06
  Net realized and unrealized gain (loss).................       .89          2.32          1.62          (.36)         1.94
                                                            ----------------------------------------------------------------
Total from investment operations..........................      1.62          2.62          1.89          (.16)         2.00
                                                            ----------------------------------------------------------------
Less distributions from:
  Net investment income...................................      (.87)         (.29)         (.27)         (.20)         (.05)
  Net realized gains......................................      (.54)         (.74)         (.70)         (.50)         (.15)
  In excess of net realized gains.........................        --          (.04)           --            --            --
                                                            ----------------------------------------------------------------
Total distributions.......................................     (1.41)        (1.07)         (.97)         (.70)         (.20)
                                                            ----------------------------------------------------------------
Net Asset Value, end of year..............................    $13.62        $13.41        $11.86        $10.94        $11.80
                                                            ================================================================
TOTAL RETURN*.............................................    12.27%        22.57%        17.59%       (1.32)%        20.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...........................  $120,370      $268,158      $226,963      $194,059      $184,013
Ratios to average net assets:
  Expenses................................................      .86%          .87%          .88%          .95%         1.00%**
  Net investment income...................................     2.15%         2.34%         2.28%         1.69%         1.19%**
Portfolio turnover rate...................................    16.73%        15.61%        30.20%        17.23%        17.32%
Average commission rate paid***...........................    $.0105        $.0242            --            --            --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period May 3, 1993 (commencement of operations) to December 31, 1993.


  2 - Templeton Institutional Funds, Inc.

PAGE

FOREIGN EQUITY SERIES


                                                                    YEAR ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------------
                                 1997         1996         1995         1994        1993+        1992+         1991       1990++
                              ---------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE
(For a share outstanding
  throughout the year)
Net Asset Value, beginning
  of year...................      $16.34       $14.04       $12.86       $13.32       $10.05       $10.63       $10.16     $10.00
                                  -----------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income.....         .42          .45          .31          .20          .23          .27          .31        .12
  Net realized and
    unrealized gain
    (loss)..................        1.43         2.54         1.35         (.16)        3.19         (.41)        1.30        .04
                                  -----------------------------------------------------------------------------------------------
Total from investment
  operations................        1.85         2.99         1.66          .04         3.42         (.14)        1.61        .16
                                  -----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income.....        (.43)        (.45)        (.31)        (.19)        (.09)        (.24)        (.44)        --
  In excess of net
    investment income.......          --         (.02)          --           --           --           --           --         --
  Net realized gains........        (.40)        (.14)        (.17)        (.31)        (.06)        (.20)        (.70)        --
  In excess of net realized
    gains...................          --         (.08)          --           --           --           --           --         --
                                  -----------------------------------------------------------------------------------------------
Total distributions.........        (.83)        (.69)        (.48)        (.50)        (.15)        (.44)        1.14         --
                                  -----------------------------------------------------------------------------------------------
Net Asset Value, end of
  year......................      $17.36       $16.34       $14.04       $12.86       $13.32       $10.05       $10.63     $10.16
                                  ===============================================================================================
TOTAL RETURN*...............      11.43%       21.58%       13.00%        0.24%       34.03%        (1.33)%     16.13%      1.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000's)...................  $3,706,006   $2,857,591   $1,817,883   $1,093,227     $407,970         $566       $1,181     $1,015
Ratios to average net
  assets:
  Expenses..................        .84%         .87%         .88%         .95%        1.00%        8.82%        9.15%      9.24%**
  Expenses, excluding waiver
    and payments by
    affiliate...............        .84%         .87%         .88%         .95%        1.03%        1.00%        1.00%      1.00%**
  Net investment income.....       2.49%        3.20%        2.70%        2.03%        1.73%        2.38%        2.47%      5.77%**
Portfolio turnover rate.....      15.25%        7.39%       20.87%        7.90%       42.79%        8.45%       76.16%      0.00%
Average commission rate
  paid***...................      $.0013       $.0021           --           --           --           --           --         --


*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+Based on average weighted shares outstanding.
++For the period October 18, 1990 (commencement of operations) to December 31, 1990.


                                        Templeton Institutional Funds, Inc. -  3

PAGE

EMERGING MARKETS SERIES


                                                                               YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                            1997
                                                         ----------         1996           1995          1994         1993+
                                                         --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net Asset Value, beginning of year.....................      $12.45          $10.75        $11.21        $13.22        $10.00
                                                         --------------------------------------------------------------------
Income from investment operations:
  Net investment income................................         .18             .15           .19           .17           .04
  Net realized and unrealized gain (loss)..............       (1.60)           1.86          (.34)        (1.65)         3.25
                                                         --------------------------------------------------------------------
Total from investment operations.......................       (1.42)           2.01          (.15)        (1.48)         3.29
                                                         --------------------------------------------------------------------
Less distributions from:
  Net investment income................................        (.18)           (.15)         (.17)         (.17)         (.04)
  Net realized gains...................................        (.48)           (.16)         (.14)         (.36)         (.03)
                                                         --------------------------------------------------------------------
Total distributions....................................        (.66)           (.31)         (.31)         (.53)         (.07)
                                                         --------------------------------------------------------------------
Net Asset Value, end of year...........................      $10.37          $12.45        $10.75        $11.21        $13.22
                                                         ====================================================================
TOTAL RETURN*..........................................    (11.32)%          18.86%       (1.23)%      (11.39)%        32.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)........................  $1,923,881      $1,565,537      $798,515      $582,878      $422,433
Ratios to average net assets:
  Expenses.............................................       1.57%           1.56%         1.52%         1.60%         1.60%**
  Expenses, excluding waiver and payments by
    affiliate..........................................       1.57%           1.56%         1.52%         1.66%         1.60%**
  Net investment income................................       1.42%           1.56%         2.00%         1.59%         0.91%**
Portfolio turnover rate................................      24.72%           7.92%        13.47%        12.51%         9.42%
Average commission rate paid***........................      $.0019          $.0019            --            --            --

 *Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period May 3, 1993 (commencement of operations) to December 31, 1993.


  4 - Templeton Institutional Funds, Inc.

PAGE

EMERGING FIXED INCOME MARKETS SERIES


                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997+
                                                              ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net Asset Value, beginning of period........................        $10.00
                                                                   -------
Income from investment operations:
  Net investment income.....................................           .44
  Net realized and unrealized gain..........................           .79
                                                                   -------
Total from investment operations............................          1.23
                                                                   -------
Less distribution from:
  Net investment income.....................................          (.44)
  Net realized gains........................................          (.32)
                                                                   -------
Total distributions.........................................          (.76)
                                                                   -------
Net Asset Value, end of period..............................        $10.47
                                                                   =======
TOTAL RETURN*...............................................        12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $2,249
Ratios to average net assets:
  Expenses..................................................         1.25%**
  Expenses, excluding waiver and payments by affiliate......         6.40%**
  Net investment income.....................................         7.26%**
Portfolio turnover rate.....................................       172.62%


*Total return is not annualized.
**Annualized.


+For the period June 4, 1997 (commencement of operations) to December 31, 1997.


                                        Templeton Institutional Funds, Inc. -  5

PAGE

HOW DO THE FUNDS INVEST THEIR ASSETS?

THE FUNDS' INVESTMENT OBJECTIVES


Growth Series, Foreign Equity Series and Emerging Markets Series each seeks long-term growth of capital. Emerging Fixed Income Markets Series seeks high total return, consisting of current income and capital appreciation. The investment objective of each fund is a fundamental policy and may not be changed without shareholder approval. Of course, there is no assurance that a fund's objective will be achieved.


PRIMARY INVESTMENT POLICIES OF THE FUNDS


Described below are the primary investment policies of each fund. Each of the funds may, however, also invest in various types of securities and use various investment strategies described under the headings "Types of Securities In Which The Funds May Invest" and "Other Investment Policies Of The Funds." With the exception of the investment objectives and restrictions specifically identified as fundamental, all investment policies and practices described in this prospectus and in the SAI may be changed by the Board without shareholder approval.

GROWTH SERIES. Growth Series seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing nations. Under normal market conditions at least 65% of Growth Series' total assets will be invested in such securities. Although Growth Series generally invests in common stock, it may also invest in preferred stocks and debt securities that the Investment Manager believes offer the potential for capital growth. In selecting securities for Growth Series, the Investment Manager attempts to identify companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Growth Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 10% of its net assets in illiquid securities. Growth Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated at the time of purchase lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Growth Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Growth Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Growth Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Growth Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and
(ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund.


FOREIGN EQUITY SERIES. Foreign Equity Series seeks long-term capital growth through a flexible policy of investing primarily in equity securities and debt obligations of companies and governments outside the U.S. including emerging markets securities. Foreign Equity Series normally will invest at least 65% of its total assets in foreign equity securities. Foreign Equity Series may also invest up to 35% of its total assets in debt securities when, in the judgment of the Investment Manager, they offer greater potential for capital appreciation than is available through investment in stocks. In selecting securities for Foreign Equity Series, the Investment Manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.


  6 - Templeton Institutional Funds, Inc.

PAGE


Foreign Equity Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 10% of its net assets in illiquid securities. Foreign Equity Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated at the time of purchase lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Foreign Equity Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Foreign Equity Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Foreign Equity Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Foreign Equity Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that
(i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund.

EMERGING MARKETS SERIES. Emerging Markets Series seeks long-term capital growth by investing primarily in equity securities of issuers in countries with emerging markets. Under normal conditions at least 65% of Emerging Markets Series' total assets will be invested in equity securities of emerging market companies. Emerging Markets Series will, at all times except during defensive periods, maintain investments in at least three countries with emerging markets. The Investment Manager may, from time to time, use various methods of selecting securities for Emerging Markets Series' portfolio and may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the portfolio. Emerging Markets Series may invest up to 35% of its total assets in debt securities that the Investment Manager believes offer the potential for capital growth.


Emerging Markets Series seeks to benefit from economic and other developments in emerging markets. The investment objective of Emerging Markets Series reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries with emerging markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of emerging market countries. Certain emerging market countries, which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature emerging markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Emerging Markets Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 15% of its net assets in illiquid securities. Emerging Markets Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated at the time of purchase lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Emerging Markets Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Emerging Markets Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Emerging Markets Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Emerging Markets Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that
(i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying


                                        Templeton Institutional Funds, Inc. -  7

PAGE

securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund.


EMERGING FIXED INCOME MARKETS SERIES. Emerging Fixed Income Markets Series seeks high total return, consisting of current income and capital appreciation, by investing at least 65% of its total assets in a portfolio of "fixed income" or debt obligations of sovereign or sovereign-related entities of emerging market countries, as well as debt obligations of emerging market companies. For purposes of this restriction, the fund uses the term "fixed income" generically to mean debt obligations of all types, including debt obligations which pay a variable or floating rate of interest as well as a fixed rate of interest. In selecting investments for Emerging Fixed Income Markets Series, the Investment Manager will draw on its experience in global investing in seeking to identify those markets and issuers around the world which are anticipated to provide the opportunity for high current income and capital appreciation. Debt securities issued in emerging markets are generally rated below investment grade. Consequently, the fund anticipates that a substantial percentage of its assets may be invested in higher risk, lower quality debt securities, commonly known as "junk bonds." These investments are speculative in nature. See "Debt Securities" in this section and "What Are the Risks of Investing in the Funds?"


Emerging Fixed Income Markets Series' investments in sovereign or sovereign-related debt obligations may consist of (i) bonds, notes, bills, debentures or other fixed income or floating rate securities issued or guaranteed by governments, governmental agencies or instrumentalities, or government owned, controlled or sponsored entities, including central banks, located in emerging market countries (including loans and participations in and assignments of portions of loans between governments and financial institutions), (ii) debt securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities issued by any of the entities described above, including indexed or currency-linked securities, and (iii) debt securities issued by supra-national organizations such as the Asian Development Bank, the Inter-American Development Bank, and the Corporacion Andina de Fomento, among others. These securities may be issued in either registered or bearer form. These securities may include Brady Bonds discussed below under "Types of Securities In Which the Funds May Invest."

Emerging Fixed Income Markets Series' investments in debt obligations of private sector companies in emerging market countries may take the form of bonds, notes, bills, debentures, convertible securities, warrants, indexed or currency-linked securities, bank debt obligations, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Emerging market country debt securities held by Emerging Fixed Income Markets Series may or may not be listed or traded on a securities exchange. Emerging Fixed Income Markets Series will not be subject to any restrictions on the maturities of the emerging market country debt securities it holds; those maturities may range from overnight to more than 30 years.

Emerging Fixed Income Markets Series may invest up to 35% of its total assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Emerging Fixed Income Markets Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 15% of its net assets in illiquid securities. Emerging Fixed Income Markets Series will not invest more than 5% of its total assets in securities of Russian issuers. Emerging Fixed Income Markets Series may invest in debt securities rated below BBB by S&P or Baa by Moody's (or unrated debt securities determined by the fund's Investment Manager to be of comparable quality). Emerging Fixed Income Markets Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Emerging Fixed Income Markets Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options


  8 - Templeton Institutional Funds, Inc.

PAGE

would exceed 5% of its total assets. Emerging Fixed Income Markets Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only (including anticipatory hedges where the Investment Manager seeks to anticipate an intended shift in maturity, duration or asset allocation), Emerging Fixed Income Markets Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund. Emerging Fixed Income Markets Series may enter into swap agreements as discussed below, provided that the fund will not enter into an agreement with any single party if the amount owed or to be received under any existing contracts with that party would exceed 5% of the fund's assets.

Types Of Securities In Which The Funds May Invest

Each fund is authorized to invest in certain of the types of securities described below.

EQUITY SECURITIES. As used in this prospectus, "equity securities" refers to common stock, preferred stock, securities convertible into common or preferred stock, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored Depositary Receipts, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and similar instruments (see "Depositary Receipts" below).

EMERGING MARKETS SECURITIES. As used in this prospectus, an "emerging market" country is any country that is generally considered to be developing or emerging by the International Bank for Reconstruction and Development (commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not in this category include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. In addition, as used in this prospectus, emerging market companies means (i) companies whose principal securities trading markets are in emerging market countries, as defined above, (ii) companies that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries, or (iii) companies organized under the laws of, and with principal offices in, emerging market countries.

DEBT SECURITIES. A fund's investments in debt securities may include bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances, and which may include structured investments. The funds are not limited as to the type of debt securities in which they may invest. For example, bonds may include Eurobonds, Global Bonds, Yankee Bonds, bonds sold under SEC Rule 144A, restructured external debt such as Brady Bonds, as well as restructured external debt that has not undergone a Brady-style debt exchange, or other types of instruments structured or denominated as bonds. Issuers of debt securities may include the U.S. government, its agencies or instrumentalities; a foreign government, its agencies or instrumentalities; supranational organizations; local governments, their agencies or instrumentalities; U.S. or foreign corporations; and U.S. or foreign banks, savings and loan associations, and bank holding companies.

Debt securities purchased by the funds may be rated below BBB by S&P or Baa by Moody's or, if unrated, of comparable quality as determined by each fund's Investment Manager. Each fund except Emerging Fixed Income Markets Series will limit its investment in such debt securities to 5% of its total assets. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a different level of investment in high risk, lower quality debt securities would be consistent with the interests of the funds and their shareholders. Debt securities rated C by Moody's are the lowest rated class of bonds and may be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are


                                        Templeton Institutional Funds, Inc. -  9

PAGE

typically subordinated to senior debt which is vulnerable to default and is dependent on favorable conditions to meet timely payment of interest and repayment of principal. Debt securities rated C are therefore risky and speculative investments.

Commercial paper purchased by the funds will meet the credit quality criteria set forth under "How Do the Funds Invest Their Assets?" in the SAI. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Each of the funds may invest in debt or preferred securities which have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests. Such equity features may enable the holder of the bond or preferred security to benefit from increases in the market price of the underlying equity.

BRADY BONDS AND OTHER SOVEREIGN-RELATED DEBT. Emerging Fixed Income Markets Series may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, the Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela and Vietnam. In addition, some countries have negotiated and others are expected to negotiate similar restructurings to the Brady Plan and, in some cases, their external debts have been restructured into new loans or promissory notes: namely Bolivia, Russia, Macedonia and Bosnia.


Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.


LOAN PARTICIPATIONS AND ASSIGNMENTS. Emerging Fixed Income Markets Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a sovereign, sovereign-related or corporate entity and one or more financial institutions ("Lenders"). Emerging Fixed Income Markets Series may invest in such Loans in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically will result in Emerging Fixed Income Markets Series having a contractual relationship only with the Lender, not with the borrower. Emerging Fixed Income Markets Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Emerging Fixed Income Markets Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of

  10 - Templeton Institutional Funds, Inc.

PAGE

set-off against the borrower, and Emerging Fixed Income Markets Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, Emerging Fixed Income Markets Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, Emerging Fixed Income Markets Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Emerging Fixed Income Markets Series will acquire Participations only if the Lender interpositioned between Emerging Fixed Income Markets Series and the borrower is believed by the Investment Manager to be creditworthy. When Emerging Fixed Income Markets Series purchases Assignments from Lenders, Emerging Fixed Income Markets Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.


Emerging Fixed Income Markets Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, Emerging Fixed Income Markets Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the ability of Emerging Fixed Income Markets Series to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

STRUCTURED INVESTMENTS. Included among the issuers of emerging market country debt securities in which the funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Because the right of payment of subordinated structured investments is subordinated to the right of payment of another class, subordinated structured investments bear an increased risk of non-payment or decreased payments in the event of a decrease in the cash flow of the underlying securities. Although the purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of assets that may be used for borrowing activities. See "Other Investment Policies of the Funds - Borrowing."

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. Each of the funds, except Emerging Fixed Income Markets Series, will limit its investment in structured investments to 5% of its total assets.


FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN SECURITIES. The funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

                                       Templeton Institutional Funds, Inc. -  11

PAGE

The funds will generally not enter into forward contracts with terms of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The funds will generally enter into forward contracts under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock" in the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when a fund's Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." A fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that a fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the funds from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not be accurately predicted.


The funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the funds are traded on U.S. and foreign exchanges or over-the-counter.

WARRANTS. A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before the expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a fund does not exercise or dispose of a warrant before its expiration, it will expire worthless.

COMMON AND PREFERRED CONVERTIBLE SECURITIES. Convertible securities are, in general, debt obligations or preferred stocks that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as a fund. Most issuers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. A fund may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, and other government agencies. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by a fund will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Investment Manager to be of investment grade quality.

DEPOSITARY RECEIPTS. The funds may purchase sponsored or unsponsored Depositary Receipts and other similar instruments, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign


  12 - Templeton Institutional Funds, Inc.

PAGE

corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored depositary receipts and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of investments in foreign securities, as discussed below. For purposes of the funds' investment policies, the funds' investments in depositary receipts will be deemed to be investments in the underlying securities.


OTHER INVESTMENT POLICIES OF THE FUNDS

Each fund is authorized to engage in certain investment techniques and strategies. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the funds in some of the markets in which the funds will invest and may not be available for extensive use in the future.

TEMPORARY INVESTMENTS. For temporary defensive purposes, each fund may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by each fund's Investment Manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks having total assets in excess of $1 billion; and repurchase agreements with banks and broker-dealers with respect to such securities. In addition, for temporary defensive purposes, each fund may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. foreign banks; provided that a fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.

CONCENTRATION AND DIVERSIFICATION. Each fund reserves the right to invest more than 25% of its assets in any one country, but will not invest more than 25% of its total assets in any one industry (excluding the U.S. government). Under normal circumstances, each fund will invest at least 65% of its assets in issuers domiciled in at least three different nations (one of which may be the United States). Each fund, except Emerging Fixed Income Markets Series, may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities.

REPURCHASE AGREEMENTS. When a fund acquires a security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, a

                                       Templeton Institutional Funds, Inc. -  13

PAGE

fund may experience delay or difficulty in its ability to dispose of the underlying security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

BORROWING. Each fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities, to meet redemption requests, to pay expenses or for other temporary needs. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received or capital appreciation realized from the securities purchased with borrowed funds.

LOANS OF PORTFOLIO SECURITIES. Each fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. A fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. Loans of portfolio securities involve the risk of default by the counter-party to the loan transaction, which could involve delay or difficulty in a fund's exercise of its right to realize upon the collateral for such loans, as well as transaction costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The funds will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date to attempt to "lock" in gains or avoid losses, or if otherwise deemed advisable by the Investment Manager.

Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, and therefore there could be an unrealized loss at the time of delivery. In addition, while an issuer of when-issued securities has made a commitment to issue the securities as of a specified future date, there can be no assurance that the securities will be issued and that the trade will settle. In the event settlement does not occur, any appreciation in the value of the when-issued security would be lost, including the amount of any appreciation "locked" in by the sale of an appreciated security prior to settlement. Each fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's net commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

OPTIONS ON SECURITIES OR INDICES. In order to hedge against market shifts, each fund may purchase put and call options on securities or securities indices. In addition, each fund may seek to generate income to offset operating expenses and/or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. Options purchased or written by the funds will be traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a

  14 - Templeton Institutional Funds, Inc.

PAGE

specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A fund may write a call or put option only if the option is "covered." This means that so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a fund. A fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FUTURES CONTRACTS. For hedging purposes only (including anticipatory hedges where the Investment Manager seeks to anticipate an intended shift in maturity, duration or asset allocation), the funds may buy and sell covered financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When a fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest Their
Assets? - Futures Contracts" in the SAI.

A fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of a fund.


SWAP AGREEMENTS. Emerging Fixed Income Markets Series may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Emerging Fixed Income Markets Series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Emerging Fixed Income Markets Series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the fund's portfolio. Emerging Fixed Income Markets Series will not enter into a swap agreement

                                       Templeton Institutional Funds, Inc. -  15

PAGE

with any single party if the net amount that would be owed or received under contracts with that party would exceed 5% of the fund's assets.

Whether Emerging Fixed Income Markets Series' use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Investment Manager correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, Emerging Fixed Income Markets Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Manager will cause Emerging Fixed Income Markets Series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the funds' repurchase agreement guidelines. Certain restrictions imposed on Emerging Fixed Income Markets Series by the Code may limit its ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect Emerging Fixed Income Markets Series' ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences. See "Additional Information on Distributions and Taxes" in the SAI for more information regarding the tax considerations relating to swap agreements.

CLOSED-END AND OPEN-END INVESTMENT COMPANIES. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act limits the amount each fund may invest in securities of closed-end investment companies, including those that invest principally in securities that a fund may purchase. These restrictions may limit opportunities for a fund to invest indirectly in certain emerging markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Investment by a fund in shares of closed-end investment companies would involve duplication of fees, in that shareholders would bear both their proportionate share of expenses of the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. Emerging Fixed Income Markets Series may invest in open-end investment companies as well, subject to the above restrictions, and subject to a maximum of 10% of its total assets in closed and open-end funds combined.


PORTFOLIO TURNOVER. Growth Series, Foreign Equity Series and Emerging Markets Series each invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, each of these funds expects to have a portfolio turnover rate of less than 50%. The Investment Manager may engage in short-term trading in the portfolio of Emerging Fixed Income Markets Series when such trading is considered consistent with the fund's investment objective. Also, a security may be sold and another of comparable quality simultaneously purchased to take advantage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. As a result of its investment policies, under certain market conditions, the portfolio turnover rate of Emerging Fixed Income Markets Series may be higher than that of other mutual funds, and is expected to be between 400% and 500%. Because a higher turnover rate increases transaction costs and may increase capital gains, the Investment Manager carefully weighs the anticipated benefits of short-term investment against these consequences.

ILLIQUID INVESTMENTS. Growth Series' and Foreign Equity Series' policy is not to invest more than 10% of net assets, at the time of purchase, in illiquid securities. Emerging Markets Series' and Emerging Fixed Income Markets Series' policy is not to invest more than 15% of net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a fund has valued them.

  16 - Templeton Institutional Funds, Inc.

PAGE

The Investment Managers, based on a continuing review of the trading markets, may consider certain restricted securities which may otherwise be deemed to be illiquid, that are offered and sold to "qualified institutional buyers," to be liquid. The Board has adopted guidelines and delegated to the Investment Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will oversee and be ultimately responsible for the determinations. If the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.


OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may be changed without shareholder approval. For a list of these restrictions and more information about each fund's investment policies, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.


Each fund's policies and restrictions discussed in this prospectus and in the SAI are considered at the time the fund makes an investment. The funds are generally not required to sell a security because of a change in circumstances.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?


Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the funds, nor can there be any assurance that a fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the funds can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the funds' portfolio securities, including general economic conditions and market factors. Additionally, investment decisions made by the Investment Managers will not always be profitable or prove to have been correct. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the funds will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country or region in which a fund is invested in equity securities may also be reflected in declines in the price of the shares of the fund. Changes in prevailing rates of interest in any of the countries or regions in which a fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of fund shares. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of a fund's shares. In addition, changes in currency valuations will affect the price of the shares of a fund. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world and in currency valuations, and these may occur unpredictably in the future. The funds are not intended as a complete investment program.

FOREIGN INVESTMENTS. The funds have the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the risks associated with investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets. See "What Are the Risks of Investing in the Funds?" in the SAI. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political, economic or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The funds may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.


                                       Templeton Institutional Funds, Inc. -  17

PAGE

As a non-fundamental policy, each fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. These risks and other risks associated with the Russia securities market are discussed more fully in the SAI under the caption "What Are the Risks of Investing in the Funds?" and investors should read this section in detail.


Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities or risk loss of its investment. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. For a discussion of special risks, see "What Are the Risks of Investing in the Funds?" in the SAI. Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY EXCHANGE. The funds may effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when a fund converts assets from one currency to another. Further, the funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions by the funds involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.


MORTGAGE-BACKED SECURITIES. Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a fund may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Investment Managers will look for those securities that offer a higher yield to compensate for any variation in average maturity.


SMALL COMPANY STOCKS. The funds may purchase securities issued by companies with comparatively smaller capitalization although the funds do not emphasize smaller companies. Securities of smaller capitalization companies involve additional risks. For example, smaller capitalization issuers include relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging

  18 - Templeton Institutional Funds, Inc.

PAGE

industries where the opportunity for rapid growth is expected to be above average. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect the shares of a fund that invests a substantial portion of its assets in small company stocks to be more volatile than the shares of a fund that invests solely in larger capitalization stocks.

EMERGING FIXED INCOME MARKETS SERIES - A NON-DIVERSIFIED FUND. Emerging Fixed Income Markets Series is a "non-diversified" fund, which means the fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, Emerging Fixed Income Markets Series intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve the fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "How Taxation Affects You and the Funds." To so qualify, among other requirements, Emerging Fixed Income Markets Series will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. Emerging Fixed Income Markets Series' investments in U.S. government securities are not subject to these limitations. Because Emerging Fixed Income Markets Series, as a non-diversified fund, may invest in a smaller number of individual issuers than a diversified investment company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the fund may present greater risk to an investor than an investment in a diversified fund.


HIGH-RISK DEBT SECURITIES. The funds are authorized to invest in medium quality or high-risk, lower quality debt securities (see "Types of Securities In Which the Funds May Invest - Debt Securities"). High-risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by a fund's Investment Manager to insure, to the extent possible, that the planned investment is sound. The funds may, from time to time, purchase defaulted debt securities if, in the opinion of a fund's Investment Manager, the issuer may resume interest payments in the near future. A fund will not invest more than 5% of its total assets in defaulted debt securities, which may be illiquid.


Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of

                                       Templeton Institutional Funds, Inc. -  19

PAGE

issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.


Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.

Based upon the monthly weighted average ratings of debt securities held by Emerging Fixed Income Markets Series during the period from commencement of operations (June 4, 1997) to December 31, 1997, the Series had 100% of its total assets invested in debt securities that received a rating from Moody's and/or
S & P, and 0% of its total assets invested in debt securities that were not so rated. Emerging Fixed Income Markets Series had the following weighted average percentages of its total assets invested in rated securities: AAA and/or Aaa:
14.6%, BBB and/or Baa: 4.0%, BB and/or Ba: 49.0%, and B: 32.4%.


LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's Net Asset Value and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


FUTURES CONTRACTS AND RELATED OPTIONS. Use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in a fund's portfolio. Successful use of futures or options contracts is further dependent on the ability of a fund's Investment Manager to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, a fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this prospectus and in the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Company's Board oversees the management of the funds and elects their officers. The officers are responsible for the funds' day-to-day operations.


INVESTMENT MANAGERS. The Investment Manager of Growth Series and Foreign Equity Series is Templeton Investment Counsel, Inc. ("Investment Counsel"). The Investment Manager of Emerging Markets Series is Templeton Asset Management Ltd. - Hong Kong Branch ("Asset Management Hong Kong"). The Investment Manager of Emerging Fixed Income Markets Series is Investment Counsel through its Templeton Global Bond Managers division. The Investment Managers manage the funds' assets and make their investment decisions. The Investment Managers also perform similar services for other funds. Investment Counsel and Asset Management Hong Kong are wholly owned by Resources, a publicly owned company engaged in the financial services industry

  20 - Templeton Institutional Funds, Inc.

PAGE

through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Managers and their affiliates manage over $232 billion in assets. The Templeton organization has been investing globally since 1940. The Investment Managers and their affiliates have offices in Argentina, Australia, Bahamas, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, the Netherlands, Poland, Russia, Singapore, South Africa, Switzerland, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager for Growth Series and Foreign Equity Series since 1996 is Gary P. Motyl, an executive vice president of Investment Counsel. Mr. Motyl holds a BS degree in finance from Lehigh University and an MBA in finance from Pace University. He is a Chartered Financial Analyst. Prior to joining the Templeton organization in 1981, Mr. Motyl worked from 1974 to 1979 as a security analyst with S&P and as a research analyst and portfolio manager from 1979 to 1981 with Landmark First National Bank. While at Landmark, Mr. Motyl had responsibility for equity research and managed several pension and profit-sharing plans. His research responsibilities with Templeton include the global automobile industry, U.S. utilities and country coverage of Germany. Mark Beveridge, Gary R. Clemons and Edward Ramos exercise secondary portfolio management responsibilities with respect to Growth Series and Foreign Equity Series. Mr. Beveridge is a senior vice president of Investment Counsel. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for non-life insurance and industrial components industries. He also has country coverage of Argentina. Mr. Clemons is a senior vice president of Investment Counsel. He holds a BS degree from the University of Nevada-Reno and an MBA from the University of Wisconsin-Madison. He joined Investment Counsel in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Columbia and Peru. Mr. Ramos is vice president of Investment Counsel. He holds a BS in finance from Lehigh University and an MBA with emphases in finance, accounting and international business from The Columbia Graduate School of Business. Prior to joining the Templeton organization in 1993, Mr. Ramos worked as assistant to the chief investment officer of Prudential Equity Management Association. He is currently a portfolio manager and research analyst with responsibility for the merchandising and financial service industries as well as country coverage of Egypt, Israel and Taiwan.

The lead portfolio manager for Emerging Markets Series since its inception is Dr. J. Mark Mobius. Dr. Mobius, a German citizen, is managing director of Templeton Asset Management Ltd., of which Asset Management Hong Kong is a representative office. In addition, Dr. Mobius serves as a director and/or officer of many other funds within the Franklin Templeton Group of Funds and many investment advisory subsidiaries of Resources. He holds a BA in fine arts from Boston University, an MA in mass communications from Boston University, and a Ph.D. in economics from the Massachusetts Institute of Technology. Prior to joining the Templeton organization in 1987, Dr. Mobius was president of the International Investment Trust Company Limited (investment manager of Taiwan, R.O.C. Fund) (1986-1987) and a director of Vickers da Costa, Hong Kong (an international securities firm) (1983-1986). Dr. Mobius began working in Vickers da Costa's Hong Kong office in 1980 and moved to Taiwan in 1983 to open the firm's office there and to direct operations in India, Indonesia, Thailand, the Philippines, and Korea. Before joining Vickers da Costa, Dr. Mobius operated his own consulting firm in Hong Kong from 1970 until 1980. Allan Lam and Tom Wu exercise secondary portfolio management responsibilities with respect to
Emerging Markets Series. Mr. Lam holds a BA in accounting from Rutgers University. Prior to joining the Templeton organization in 1987, he worked as an auditor with two international accounting firms in Hong Kong: Deloitte Haskins & Sells CPA and KPMG Peat Marwick CPA. Mr. Wu is a director of Asset Management Hong

                                       Templeton Institutional Funds, Inc. -  21

PAGE

Kong. He holds a BSS in economics from the University of Hong Kong and an MBA in finance from the University of Oregon. Prior to joining the Templeton organization in 1987, Mr. Wu worked as an investment analyst, specializing in Hong Kong companies, with Vickers da Costa.

The portfolio managers of Emerging Fixed Income Markets Series since its inception are Neil S. Devlin, Ronald A. Johnson and Umran Demirors. Mr. Devlin is the chief investment officer and executive vice president of Templeton Global Bond Managers, a division of Investment Counsel. He holds a BA in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He also manages numerous Franklin Templeton mutual funds and corporate pension accounts. Dr. Johnson is vice president of Templeton Global Bond Managers. He holds a Ph.D. and an MA in economics from Stanford University, and an MBA in finance and a BA in economics from Adelphi University. Prior to joining the Templeton organization in 1995, Dr. Johnson was chief strategist and head of research for JPBT Advisers, Inc. in Miami. Before joining JPBT Advisers Inc., he was chief economist and head of research at Vestrust Asset Management Corporation in Miami. In addition, Dr. Johnson has held several positions at the Federal Reserve Bank of New York, including chief of the Domestic Financial Markets Division. Currently, Dr. Johnson co-directs the fixed income research process and manages several emerging markets fixed income portfolios. Dr. Demirors is vice president of Templeton Global Bond Managers. He holds a Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami from 1992 through 1994. Currently, Dr. Demirors co-directs the fixed income process and manages several emerging markets fixed income portfolios.

MANAGEMENT FEES. During the fiscal year ended December 31, 1997, management fees as a percentage of each fund's average daily net assets were as follows: Growth Series, 0.70%; Foreign Equity Series, 0.70%; and Emerging Markets Series, 1.25%. The Investment Managers voluntarily agreed to reduce their fees in order to limit total expenses of the funds. These voluntary agreements did not result in any management fee reductions for Growth Series, Foreign Equity Series or Emerging Markets Series. After April 30, 1999, these agreements may end at any time upon notice to the Board. Total operating expenses of the funds during the fiscal year ended December 31, 1997, including fees paid to the Investment Managers, were as follows: Growth Series, 0.86%; Foreign Equity Series, 0.84%; and Emerging Markets Series, 1.57%.

During the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series' management fees, before any advance waiver, totaled 0.70% and total operating expenses, before any advance waiver, were 6.40% of the average daily net assets of the fund. Under an agreement by Investment Counsel to waive its fees, the fund paid no management fees and total operating expenses were 1.25% of its average daily net assets. After December 31, 1998, this agreement may end at any time upon notice to the Board.


PORTFOLIO TRANSACTIONS. The Investment Managers try to obtain the best execution on all transactions. If an Investment Manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.



ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the funds. During the fiscal year ended December 31, 1997, administration fees totaling 0.09% of the average daily net assets of Growth


  22 - Templeton Institutional Funds, Inc.

PAGE


Series, Foreign Equity Series and Emerging Markets Series were paid to FT Services. These fees are included in the amount of total operating expenses shown above.

During the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series' administration fees, before any advance waiver, totaled 0.08% of the average daily net assets of the fund. Under an agreement by FT Services to waive its fees, the fund paid no administration fees. Administration fees are included in the amount of total operating expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


HOW DO THE FUNDS MEASURE PERFORMANCE?

From time to time, the funds advertise their performance. The commonly used measure of performance is total return.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The funds' investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS


On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex they are discussed in the SAI.


HOW DOES A FUND EARN INCOME
AND GAINS?

A FUND EARNS DIVIDENDS AND INTEREST (THE FUND'S "INCOME") ON ITS INVESTMENTS. WHEN THE FUND SELLS A SECURITY FOR A PRICE THAT IS HIGHER THAN IT PAID, IT HAS A GAIN. WHEN THE FUND SELLS A SECURITY FOR A PRICE THAT IS LOWER THAN IT PAID, IT HAS A LOSS. IF THE FUND HAS HELD THE SECURITY FOR MORE THAN ONE YEAR, THE GAIN OR LOSS WILL BE A LONG-TERM CAPITAL GAIN OR LOSS. IF THE FUND HAS HELD THE SECURITY FOR ONE YEAR OR LESS, THE GAIN OR LOSS WILL BE A SHORT-TERM CAPITAL GAIN OR LOSS. THE FUND'S GAINS AND LOSSES ARE NETTED TOGETHER, AND, IF THE FUND HAS A NET GAIN (THE FUND'S "GAINS"), THAT GAIN WILL GENERALLY BE DISTRIBUTED TO YOU.

TAXATION OF THE FUND'S INVESTMENTS. The funds invest your money in the stocks, bonds and other securities that are described in the section "How Do the Funds Invest Their Assets?" Special tax rules may apply in determining the income and gains that a fund earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

 TAXATION OF THE FUNDS. As series of a regulated investment company, the funds generally pay no federal income tax on the income and gains that they distribute to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the funds investments in foreign stocks and bonds. These taxes will reduce the amount of a fund's distributions to you, but, depending upon the amount of the fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. The funds may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the funds to pay income taxes and interest charges. If possible, the funds will adopt strategies to avoid PFIC taxes and interest charges.


                                       Templeton Institutional Funds, Inc. -  23

PAGE


TAXATION OF SHAREHOLDERS.


WHAT IS A DISTRIBUTION?

AS A SHAREHOLDER, YOU WILL RECEIVE YOUR SHARE OF A FUND'S INCOME AND GAINS ON ITS INVESTMENTS IN STOCKS, BONDS AND OTHER SECURITIES. THE FUND'S INCOME AND SHORT TERM CAPITAL GAINS ARE PAID TO YOU AS ORDINARY DIVIDENDS. THE FUND'S LONG-TERM CAPITAL GAINS ARE PAID TO YOU AS CAPITAL GAIN DISTRIBUTIONS. IF THE FUND PAYS YOU AN AMOUNT IN EXCESS OF ITS INCOME AND GAINS, THIS EXCESS WILL GENERALLY BE TREATED AS A NON-TAXABLE DISTRIBUTION. THESE AMOUNTS, TAKEN TOGETHER, ARE WHAT WE CALL THE FUND'S DISTRIBUTIONS TO YOU.

DISTRIBUTIONS. Distributions from the funds, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain. The remainder of the capital gain distribution represents 20% rate gain.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Be aware, however, that special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.

WHAT IS A REDEMPTION?

A REDEMPTION IS A SALE BY YOU TO A FUND OF SOME OR ALL OF YOUR SHARES IN THE FUND. THE PRICE PER SHARE YOU RECEIVE WHEN YOU REDEEM FUND SHARES MAY BE MORE OR LESS THAN THE PRICE AT WHICH YOU PURCHASED THOSE SHARES. AN EXCHANGE OF FUND SHARES FOR SHARES OF ANOTHER FRANKLIN TEMPLETON FUND IS TREATED AS A REDEMPTION OF FUND SHARES AND THEN A PURCHASE OF SHARES OF THE OTHER FUND. WHEN YOU REDEEM OR EXCHANGE YOUR SHARES, YOU WILL GENERALLY HAVE A GAIN OR LOSS, DEPENDING UPON WHETHER THE BASIS IN YOUR SHARES IS MORE OR LESS THAN YOUR COST OR OTHER BASIS IN THE SHARES. CALL FUND INFORMATION FOR A FREE SHAREHOLDER TAX INFORMATION HANDBOOK IF YOU NEED MORE INFORMATION IN CALCULATING THE GAIN OR LOSS ON THE REDEMPTION OR EXCHANGE OF YOUR SHARES.


REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your fund shares for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the fund. All or a portion of any loss on the redemption or exchange or your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

  24 - Templeton Institutional Funds, Inc.

PAGE


WHAT IS A FOREIGN TAX CREDIT?

A FOREIGN TAX CREDIT IS A TAX CREDIT FOR THE AMOUNT OF TAXES IMPOSED BY A FOREIGN COUNTRY ON EARNINGS OF A FUND. WHEN A FOREIGN COMPANY IN WHICH THE FUND INVESTS PAYS A DIVIDEND TO THE FUND, THE DIVIDEND WILL GENERALLY BE SUBJECT TO A WITHHOLDING TAX. THE TAXES WITHHELD IN FOREIGN COUNTRIES CREATE CREDITS THAT YOU MAY USE TO OFFSET YOUR U.S. FEDERAL INCOME TAX.

FOREIGN TAXES. If more than 50% of the value of a fund's assets consist of foreign securities, the fund may elect to pass-through to you the amount of foreign taxes it paid. If the fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your fund's Form 1099-DIV.

 The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

 NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investments in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.


WHAT IS A BACKUP WITHHOLDING?

BACKUP WITHHOLDING OCCURS WHEN A FUND IS REQUIRED TO WITHHOLD AND PAY OVER TO THE IRS 31% OF YOUR DISTRIBUTIONS AND REDEMPTION PROCEEDS. YOU CAN AVOID BACKUP WITHHOLDING BY PROVIDING THE FUND WITH YOUR TIN, AND BY COMPLETING THE TAX CERTIFICATIONS ON YOUR SHAREHOLDER APPLICATION THAT YOU WERE ASKED TO SIGN WHEN YOU OPENED YOUR ACCOUNT. HOWEVER, IF THE IRS INSTRUCTS THE FUND TO BEGIN BACKUP WITHHOLDING, IT IS REQUIRED TO DO SO EVEN IF YOU PROVIDED THE FUND WITH YOUR TIN AND THESE TAX CERTIFICATIONS, AND BACKUP WITHHOLDING WILL MAIN IN PLACE UNTIL THE FUND IS INSTRUCTED BY THE IRS THAT IT IS NO LONGER REQUIRED.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, a fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. A fund is also required to begin backup withholding on your account if the IRS instructs the fund to do so. A fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. A MORE


                                       Templeton Institutional Funds, Inc. -  25

PAGE


COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.


HOW IS THE COMPANY ORGANIZED?


Each of the funds, with the exception of the Emerging Fixed Income Markets Series, is a diversified series of the Company, which is an open-end management investment company, commonly called a mutual fund. The Emerging Fixed Income Markets Series is a non-diversified series of the Company. The Company was organized as a Maryland corporation on July 6, 1990, and is registered with the SEC. Shares of each series of the Company have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the funds are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

 Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole.

The Company has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Company does not intend to hold annual shareholder meetings. The Company or a fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of April 17, 1998, T. Rowe Price, for the benefit of Honeywell, and the Norton Family Trust each owned of record and beneficially more than 25% of the outstanding shares of Growth Series. As of the same date, Templeton Global Investors, Inc. owned substantially all of the outstanding shares of Emerging Fixed Income Markets Series as a result of providing its initial capitalization.


  26 - Templeton Institutional Funds, Inc.

PAGE

ABOUT YOUR ACCOUNT
HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

Shares of the funds may be purchased at Net Asset Value without a sales charge through any broker that has a dealer agreement with Distributors, the Principal Underwriter of the shares of the funds, or directly from Distributors, upon receipt by Distributors of an Institutional Account Application Form and payment. Distributors may establish minimum requirements with respect to amount of purchase.


Please note that as of January 1, 1998, shares of the funds are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the funds.


MINIMUM INVESTMENT


There is a minimum initial investment of $5 million ($25 for subsequent investments) for all investors except the following:

(a) Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, are subject to no minimum initial investment if the number of employees is equal to or greater than 1,000 or the amount of plan assets is $10 million or more. Plans with less than 1,000 employees or $10 million in plan assets are subject to a $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the funds or any other funds in the Franklin Templeton Group of Funds;

(b) Trust companies or bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion are subject to a $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the funds or any other funds in the Franklin Templeton Group of Funds. Trust companies and bank trust departments making such purchases may be required to register as dealers pursuant to state law;

(c) Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code are subject to an initial investment in the funds of $1 million;

(d) Service agents and broker-dealers who have entered into an agreement with Distributors may purchase shares of the funds for clients of associated registered investment advisors participating in fee-based programs until May 31, 1997. After this date, additional purchases of a fund may be made only for clients who already own or hold shares of that fund.



LETTER OF INTENT

An initial investment of less than $5 million may be made if the investor executes a Letter of Intent ("Letter") which expresses the investor's intention to invest at least $5 million within a 13-month period in the Franklin Templeton Group of Funds, including at least $1 million in the funds. See the Institutional Account Application Form. The minimum initial investment under a Letter is $1 million. If the investor does not invest at least $5 million in shares of the funds or other funds in the Franklin Templeton Group of Funds within the 13-month period, the shares actually purchased will be involuntarily redeemed and the proceeds sent the investor at the

                                       Templeton Institutional Funds, Inc. -  27

PAGE

address of record. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed.

GROUP PURCHASES

Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group may also purchase shares of the funds if the group as a whole meets the minimum initial investment of $5 million, at least $1 million of which is invested or to be invested in the funds. The minimum initial investment is based upon the aggregate dollar value of shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (i) has formalized operations which have been in existence for more than six months, (ii) has a purpose other than acquiring fund shares, and (iii) satisfies uniform criteria, such as centralized accounting and communications, which enable Distributors to realize economies of scale in its costs of distributing shares.

PURCHASES BY TELEPHONE. Shares of the funds may be purchased for existing accounts by telephone, and paid for by wire, in the following manner:

1. Call Institutional Services at 1-800/321-8563 or 1-415/312-3600 to advise of the intention to wire funds for investment. The call must be received prior to 4:00 p.m. Eastern time to receive that day's price. Each fund will supply a wire control number for the investment. It is necessary to obtain a new wire control number every time money is wired into an account in a fund. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

2. On the next business day, wire funds to Bank of America, ABA Routing No. 121000358, for credit to account no. 1493304779. Be sure to include the wire control number, the investor's Franklin or Templeton account number and account registration. Wired funds received by the bank and reported by the bank to the funds by the close of the Federal Reserve Wire System are available for credit on that day. Later wires are credited the following business day. In order to maximize efficient fund management, investors are urged to place and wire their investments as early in the day as possible.


If the purchase is not for an existing account, identify the fund in which the investment is being made and send a completed Institutional Account Application Form to Institutional Services.


PURCHASES BY MAIL. Shares of the funds may be purchased by mail, and paid for by check, Federal Reserve draft or negotiable bank draft in the following manner:

1. For an initial investment, send a completed Institutional Account Application Form to Institutional Services.

2. Make the check, Federal Reserve draft or negotiable bank draft payable to the fund in which the investment is being made.

3. Send the check, Federal Reserve draft or negotiable bank draft to Institutional Services. Investments in good order and received by the fund prior to 4:00 p.m. Eastern time on any business day will receive the price next calculated on that day. Items received after 4:00 p.m. Eastern time will receive the price calculated on the next business day.

Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any subscription may be rejected by Distributors or by the Company.

  28 - Templeton Institutional Funds, Inc.

PAGE

Shares of the funds may be purchased with "in-kind" securities, if approved in advance by the Company. Securities used to purchase fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Company, and must have readily available market quotations. The securities will be valued in accordance with the Company's policy for calculating Net Asset Value (as set forth above), determined as of the close of the day on which the securities are received by the Company in salable form. A prospective shareholder will receive shares of the applicable fund next computed after such receipt. To obtain the approval of the Company, call Institutional Services. Investors who are affiliated persons of the Company (as defined in the 1940 Act) may not purchase shares in this manner in the absence of SEC approval.

If an investment in the funds is made through a broker that has executed a dealer agreement with respect to the Templeton Funds, Distributors or one of its affiliates may make a payment out of its own resources to such dealer in an amount not to exceed 0.25% of the amount invested. Dealers may contact Institutional Services for additional information.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

         METHOD                                  STEPS TO FOLLOW
---------------------------------------------------------------------------------------
BY MAIL                    1. Send us signed written instructions
                           2. Include any outstanding share certificates for the shares you want to exchange
---------------------------------------------------------------------------------------
BY PHONE                   Call Institutional Services or TeleFACTS(R)
                           [ARROW] IF YOU DO NOT WANT THE ABILITY TO EXCHANGE BY PHONE
                           TO APPLY TO YOUR ACCOUNT, PLEASE LET US KNOW.
---------------------------------------------------------------------------------------
THROUGH YOUR DEALER        Call your investment representative
---------------------------------------------------------------------------------------

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

- You may only exchange shares within the same class, except as noted below.

- The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

- Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

- The fund you are exchanging into must be eligible for sale in your state.

                                       Templeton Institutional Funds, Inc. -  29

PAGE

- We may modify or discontinue our exchange policy if we give you 60 days' written notice.

- Your exchange may be restricted or refused if you have: (i) requested an exchange out of a fund within two weeks of an earlier exchange request, (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe a fund would be harmed or unable to invest effectively, or (ii) a fund receives or anticipates simultaneous orders that may significantly affect the fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

               METHOD                                        STEPS TO FOLLOW
---------------------------------------------------------------------------------------------------
BY MAIL                                1. Send us signed written instructions. If you would like
                                       your redemption proceeds wired to a bank account, your
                                          instructions should include:
                                       - The name, address and telephone number of the bank where you want the proceeds sent
                                       - Your bank account number
                                       - The Federal Reserve ABA routing number
                                       - If you are using a savings and loan or credit union, the name of the corresponding bank and the account number
                                       2. Include any outstanding share certificates for the shares you are selling
                                       3. Provide a signature guarantee if required
                                       4. Corporate, partnership and trust accounts may need to
                                       send additional documents. Accounts under court jurisdiction may have other requirements.
---------------------------------------------------------------------------------------------------
BY PHONE                               Call Institutional Services at 1-800/321-8563. If you would like your redemption proceeds wired to a bank account, other
(Only available if you have            than an escrow account, you must complete the Institutional
completed and sent the                 Telephone Privileges Agreement.
Institutional Telephone
Privileges Agreement.)                 Telephone requests will be accepted:
                                       - If you have filed an Institutional Telephone Privileges
                                       Agreement.
                                       - If the redemption is to be sent to the address of record.
                                       - If the redemption is to be sent via previously designated wiring instructions.
---------------------------------------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the

  30 - Templeton Institutional Funds, Inc.

PAGE

registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.


The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?


Each fund intends to pay a dividend at least annually representing substantially all of the fund's net investment income, if any, and any net realized capital gains.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE


When you buy shares, you pay the Net Asset Value per share. When you sell shares, you receive the Net Asset Value per share.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


                                       Templeton Institutional Funds, Inc. -  31

PAGE

HOW AND WHEN SHARES ARE PRICED


The Company is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each fund in many newspapers.


To calculate Net Asset Value per share of each fund, the assets of each fund are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

- Your name,

- The fund's name,

- A description of the request,

- For exchanges, the name of the fund you are exchanging into,

- Your account number,

- The dollar amount or number of shares, and

- A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1.  You wish to sell over $50,000 worth of shares,
2. You want the proceeds to be paid to someone other than the registered owners,


3. The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,
4.  We receive instructions from an agent, not the registered owners,


5. We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

  32 - Templeton Institutional Funds, Inc.

PAGE

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS


You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Institutional Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

                                      Templeton Institutional Funds, Inc. -  33

PAGE



TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT      DOCUMENTS REQUIRED
---------------------------------------------------------------------------------
CORPORATION          Corporate Resolution
---------------------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement that identify
                     the general partners, or
                     2. A certification for a partnership agreement
---------------------------------------------------------------------------------
TRUST                1. The pages from the trust document that identify the
                     trustees, or
                     2. A certification for trust
---------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.


IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.


KEEPING YOUR ACCOUNT OPEN


Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $1,000. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000.


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

INSTITUTIONAL ACCOUNTS

Institutional investors will be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the funds available for institutional accounts. To obtain an institutional application or additional information regarding institutional accounts, contact Institutional Services at 1-800/321-8563 Monday through Friday, from 9:00 a.m. - 8:00p.m. Easter time.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

  34 - Templeton Institutional Funds, Inc.

PAGE

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by a fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

- obtain information about your account;

- obtain price and performance information about any Franklin Templeton Fund;

- exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

- request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the funds' code number to use TeleFACTS(R). The funds' codes are:
453, for Emerging Fixed Income Markets Series; 454, for Foreign Equity Series; 455, for Growth Series; and 456, for Emerging Markets Series.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

- Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

- Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, a fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The funds and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091. Asset Management

                                       Templeton Institutional Funds, Inc. -  35

PAGE

Hong Kong is located at Two Exchange Square, Hong Kong. You may also contact us by phone at one of the numbers listed below.


                                                                  HOURS OF OPERATION (EASTERN TIME)
     DEPARTMENT NAME                    TELEPHONE NO.             (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------------------------------------------
     Institutional Services             1-800/321-8563            9:00 a.m. to 8:00 p.m.
     Shareholder Services               1-800/632-2301            8:30 a.m. to 8:00 p.m.
     Dealer Services                    1-800/524-4040            8:30 a.m. to 8:00 p.m.
     Fund Information                   1-800/DIAL BEN            8:30 a.m. to 11:00 p.m.
                                        (1-800/342-5236)          9:30 a.m. to 5:30 p.m. (Saturday)
     Retirement Plan Services           1-800/527-2020            8:30 a.m. to 8:00 p.m.
     Institutional Services             1-800/321-8563            9:00 a.m. to 8:00 p.m.
     TDD (hearing impaired)             1-800/851-0637            8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

  36 - Templeton Institutional Funds, Inc.

PAGE

GLOSSARY

USEFUL TERMS AND DEFINITIONS

Board - The Board of Directors of the Company

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the funds are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors"


Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the funds are a legally permissible investment and that can only buy shares of the funds without paying sales charges

 Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the funds' administrator

Investment Manager - A fund's investment manager: Templeton Investment Counsel, Inc. ("Investment Counsel") for Growth Series and Foreign Equity Series; Templeton Asset Management Ltd. - Hong Kong Branch ("Asset Management Hong Kong") for Emerging Markets Series; and Investment Counsel through its Templeton Global Bond Managers division for Emerging Fixed Income Markets Series.

Investor Services - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

                                       Templeton Institutional Funds, Inc. -  37

PAGE

NYSE - New York Stock Exchange

Offering Price - The public offering price is the Net Asset Value per share.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission


Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TeleFACTS(R) - Franklin Templeton's automated customer servicing system


Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.


U.S. - United States


We/Our/Us - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

  38 - Templeton Institutional Funds, Inc.

PAGE

APPENDIX

DESCRIPTION OF RATINGS

Corporate Bond Ratings

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                       Templeton Institutional Funds, Inc. -  39

PAGE

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  40 - Templeton Institutional Funds, Inc.

PAGE

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

Principal Underwriter:
FRANKLIN TEMPLETON DISTRIBUTORS, INC.


100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030



TIFI
------------------------------------------------
TEMPLETON
INSTITUTIONAL
FUNDS, INC.


MAY 1, 1998
PROSPECTUS

Institutional Services and Fund Information: 800-321-8563
ZTIFI P 5/98


PAGE




PAGE

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION



PAGE




TEMPLETON INSTITUTIONAL
FUNDS, INC.


STATEMENT OF
ADDITIONAL INFORMATION                                 [FRANKLIN TEMPLETON LOGO]
                                            100 FOUNTAIN PARKWAY, P.O. BOX 33030

MAY 1, 1998                        ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN
--------------------------------------------------------------------------------

TABLE OF CONTENTS
How Do the Funds Invest Their Assets?...     2
What Are the Risks of Investing in the
  Funds?................................     6
Investment Restrictions.................     9
Officers and Directors..................    10
Investment Management and Other
  Services..............................    16
How Do the Funds Buy Securities for
  Their Portfolios?.....................    18
How Do I Buy, Sell and Exchange
  Shares?...............................    19
How Are Fund Shares Valued?.............    21
Additional Information on Distributions
  and Taxes.............................    22
The Funds' Underwriter..................    27
How Do the Funds Measure Performance?...    27
Miscellaneous Information...............    30
Financial Statements....................    32
Useful Terms and Definitions............    32


---------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
---------------------------------------------------------

Templeton Institutional Funds, Inc. (the "Company") is an open-end management investment company currently consisting of four separate series (the "funds," individually a "fund"). The funds are Growth Series, Foreign Equity Series, Emerging Markets Series and Emerging Fixed Income Markets Series. All of the funds, with the exception of Emerging Fixed Income Markets Series, are diversified series of the Company. Emerging Fixed Income Markets Series is a non-diversified series of the Company.

Growth Series' investment objective is to achieve long-term capital growth. The fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments of any nation.


Foreign Equity Series' investment objective is to achieve long-term capital growth. The fund seeks to achieve its objective by investing primarily in stocks and debt obligations of companies and governments outside the U.S. including emerging markets securities.


Emerging Markets Series' investment objective is to achieve long-term capital growth. The fund seeks to achieve its objective by investing in securities of issuers of countries having emerging markets.


Emerging Fixed Income Markets Series' investment objective is to achieve high total return. The fund seeks to achieve its objective by investing primarily in a portfolio of debt obligations of companies, governments and government-related entities in emerging market countries.

The Prospectus, dated May 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                                                 ZTIFI SAI 5/98
                                        1

PAGE

HOW DO THE FUNDS INVEST THEIR ASSETS?
---------------------------------------------------------

The following gives more detailed information about the funds' investment policies and the types of securities that each may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

Each fund may invest a portion of its assets, and may invest without limit for defensive purposes, in commercial paper which, at the date of investment, must be rated Prime-1 by Moody's or A-1 by S&P or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

REPURCHASE AGREEMENTS. The funds may enter into repurchase agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Each fund's Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Company's Board, i.e., banks or broker-dealers which have been determined by a fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

DEBT SECURITIES. Each of the funds may invest a portion of its assets in debt securities, including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances. Debt securities purchased by a fund may be rated as low as C by Moody's or S&P or, if unrated, of comparable quality as determined by the fund's Investment Manager. As an operating policy, which may be changed by the Board without shareholder approval, each fund, with the exception of Emerging Fixed Income Markets Series, will limit its investment in debt securities rated lower than Baa by Moody's or BBB by S&P to 5% of its total assets. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a different level of investment in high risk, lower quality debt securities would be consistent with the interests of the funds and their shareholders. Commercial paper purchased by the funds will meet the credit quality criteria set forth above.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each fund's Net Asset Value.

The funds investing in debt securities may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no corresponding cash payment until a later time, generally the security's maturity date. In order to qualify for beneficial tax treatment, a fund must distribute substantially all of its net investment income to shareholders on an annual basis (see "Additional Information on Distributions and Taxes"). Thus, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

FUTURES CONTRACTS. The funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The funds may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the fund's custodian. When writing a futures contract, a fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission

                                        2

PAGE

merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES OR INDICES. The funds may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A fund may write a call or put option only if the option is "covered." A call option on a security written by a fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security written by a fund is "covered" if the fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, a fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's investments. By writing a put option, a fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase a fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of a fund's security holdings being hedged.

                                        3

PAGE

A fund may purchase call options on individual securities to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, a fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency, or when a fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a fund's forward foreign currency transactions an amount of the fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a fund will always have cash or cash equivalents or high-quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, a fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a fund than if it had not engaged in such contracts.

The funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a fund will be traded on U.S. and foreign exchanges or over-the-counter.

The funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a fund's portfolio securities or adversely affect the prices of securities that a fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a fund's Investment Manager to forecast currency exchange rate movements correctly.

                                        4

PAGE

Should exchange rates move in an unexpected manner, a fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

CONVERTIBLE SECURITIES. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security, issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

A fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security. A convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

The funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

                                        5

PAGE

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a fund. The funds may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a fund's ability to dispose of particular securities, when necessary, to meet a fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Each fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

WHAT ARE THE RISKS OF
INVESTING IN THE FUNDS?
---------------------------------------------------------

Each fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political, economic or social events in such countries.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such

                                        6

PAGE

respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.


Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Although in most Eastern European countries the local currencies have been allowed to fluctuate according to their market value, various foreign exchange restrictions remain in effect, limiting the ability of foreign investors to repatriate their profits. The conversion rates for certain Eastern European currencies may be artificial to the actual market values of the currencies and may be adverse to fund shareholders. Further, accounting standards which exist in Eastern European countries may differ from U.S. standards.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by a fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of

                                        7

PAGE

bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence or even mere oversight. While each fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a fund from investing in the securities of certain Russian companies deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

Each fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political, economic or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.


The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on that fund. Through the flexible policy of the funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the investments of the funds.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another.

                                        8

PAGE

Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other
Services -- Custodian"). However, in the willful misfeasance, bad faith or gross negligence on the part of a fund's Investment Manager, any losses resulting from the holding of a fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.


A fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a fund for hedging purposes also depends upon the ability of that fund's Investment Manager to predict correctly movements in the direction of the market, as to which no assurance can be given.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less.

Each fund MAY NOT:

 1. Invest in real estate or mortgages on real estate (although a fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Prospectus).

 2. Purchase or retain securities of any company in which directors or officers of the Company or a fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

 3. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the fund's total assets (i) more than 5% of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to the Emerging Fixed Income Markets Series.

 4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

 5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities. Emerging Fixed Income Markets Series may invest in debt instruments of all types consistent with its investment objectives and policies.

 6. Borrow money, except that a fund may borrow money from banks in an amount not exceeding

                                        9

PAGE

33 1/3% of the value of its total assets (including the amount borrowed).

 7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years; provided that this restriction does not apply to Emerging Fixed Income Markets Series.


 8. Invest more than 5% of its total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges; provided that this restriction does not apply to Emerging Fixed Income Markets Series. Warrants acquired by a fund in units or attached to securities are not included in this restriction.


 9. Invest more than 25% of its total assets in a single industry.(1)

10. Participate on a joint or a joint and several basis in any trading account in securities; (See "What Are the Risks of Investing in the Funds?" and "How Do the Funds Buy Securities for Their Portfolios?" above as to transactions in the same securities for a fund and/or other mutual funds with the same or affiliated advisers.)

(1) The SEC considers each foreign government to be a separate industry.


A fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

If a fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Company who are responsible for administering the funds' day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Company under the 1940 Act are indicated by an asterisk (*).


                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON             Director                    Director, RBC Holdings, Inc. (a bank holding company)
 191 Clapboard Ridge                                      and Bar-S Foods (a meat packing company); director or
 Greenwich, Connecticut                                   trustee, as the case may be, of 50 of the investment
 06830                                                    companies in the Franklin Templeton Group of Funds; and
 Age 65                                                   formerly, President, Chief Executive Officer and
                                                          Chairman of the Board, General Host Corporation (nursery
                                                          and craft centers).
------------------------------------------------------------------------------------------------------------------

                                       10

PAGE


                          Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
* NICHOLAS F. BRADY           Director                    Chairman, Templeton Emerging Markets Investment Trust
 The Bullitt House                                        PLC, Templeton Latin America Investment Trust PLC, Darby
 102 East Dover Street                                    Overseas Investments, Ltd. and Darby Emerging Markets
 Easton, Maryland 21601                                   Investments LDC (investment firms) (1994-present);
 Age 68                                                   Chairman and Director, Templeton Central and Eastern
                                                          European Investment Company; Director, Templeton Global
                                                          Strategy Funds, Amerada Hess Corporation, Christiana
                                                          Companies, and the H.J. Heinz Company; director or
                                                          trustee, as the case may be, of 21 of the investment
                                                          companies in the Franklin Templeton Group of Funds; and
                                                          formerly, Secretary of the United States Department of
                                                          the Treasury (1988-1993) and Chairman of the Board,
                                                          Dillon, Read & Co., Inc. (investment banking) prior to
                                                          1988.
------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS            Director                    Chairman, Atlantic Equipment & Power Ltd.; Vice
 P.O. Box N-3238                                          Chairman, Caribbean Utilities Co., Ltd.; President,
 Nassau, Bahamas                                          Provo Power Corporation; Director of various other
 Age 53                                                   business and non-profit organizations; and director or
                                                          trustee, as the case may be, of 5 of the investment
                                                          companies in the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Director                    Member of the law firm of Pitney, Hardin, Kipp & Szuch;
 Park Avenue at                                           director or trustee, as the case may be, of 52 of the
 Morris County                                            investment companies in the Franklin Templeton Group of
 P.O. Box 1945                                            Funds; and formerly, Director, General Host Corporation
 Morristown, New Jersey                                   (nursery and craft centers).
 07962-1945
 Age 65
------------------------------------------------------------------------------------------------------------------
 JOHN Wm. GALBRAITH           Director                    President, Galbraith Properties, Inc. (personal
 360 Central Avenue                                       investment company); Director, Gulf West Banks, Inc.
 Suite 1300                                               (bank holding company) (1995-present); director or
 St. Petersburg, Florida                                  trustee, as the case may be, of 20 of the investment
 33701                                                    companies in the Franklin Templeton Group of Funds; and
 Age 76                                                   formerly, Director, Mercantile Bank (1991-1995), Vice
                                                          Chairman, Templeton, Galbraith & Hansberger Ltd.
                                                          (1986-1992) and Chairman, Templeton Funds Management,
                                                          Inc. (1974-1991).
------------------------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Director                    Consultant for the Triangle Consulting Group; Exec-
 150 Second Avenue N.                                     utive-in-Residence of Eckerd College (1991-present);
 St. Petersburg, Florida                                  director or trustee, as the case may be, of 22 of the
 33701                                                    investment companies in the Franklin Templeton Group of
 Age 75                                                   Funds; and formerly, Director, Checkers Drive-In
                                                          Restaurant, Inc.; Chairman of the Board and Chief
                                                          Executive Officer, Florida Progress Corporation
                                                          (1982-1990) and Director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------

                                       11

PAGE

                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY             Director                    Director (1993-present), Amerada Hess Corporation and
 3239 38th Street, N.W.                                   Hercules Incorporated; Director, Beverly Enterprises,
 Washington, DC 20016                                     Inc. (1995-present) and H.J. Heinz Company
 Age 46                                                   (1994-present); director or trustee, as the case may be,
                                                          of 25 of the investment companies in the Franklin
                                                          Templeton Group of Funds; and formerly, Chairman
                                                          (1995-1997) and Trustee (1993-1997) of National Child
                                                          Research Center; Assistant to the President of the
                                                          United States and Secretary of the Cabinet (1990-1993),
                                                          General Counsel to the United States Treasury Department
                                                          (1989-1990) and Counselor to the Secretary and Assistant
                                                          Secretary for Public Affairs and Public Liaison --
                                                          United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------
* CHARLES B. JOHNSON          Director,                   President, Chief Executive Officer and Director,
 777 Mariners Island Blvd.    Chairman and Vice           Franklin Resources, Inc.; Chairman of the Board and
 San Mateo, California 94404  President                   Director, Franklin Advisers, Inc., Franklin Advisory
 Age 65                                                   Services, Inc., Franklin Investment Advisory Services,
                                                          Inc. and Franklin Templeton Distributors, Inc.;
                                                          Director, Franklin/Templeton Investor Services, Inc. and
                                                          Franklin Templeton Services, Inc.; officer and/or
                                                          director or trustee, as the case may be, of most of the
                                                          other subsidiaries of Franklin Resources, Inc. and of 51
                                                          of the investment companies in the Franklin Templeton
                                                          Group of Funds; and, Director, General Host Corporation
                                                          (nursery and craft centers).
------------------------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Director                    Director or Trustee of various civic associations;
 2201 Kentmere Parkway                                    director or trustee, as the case may be, of 21 of the
 Wilmington, Delaware 19806                               investment companies in the Franklin Templeton Group of
 Age 68                                                   Funds; and formerly, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Director                    Chairman, White River Corporation (financial ser-
 8212 Burning Tree Road                                   vices); Director, Fund American Enterprises Holdings,
 Bethesda, Maryland 20817                                 Inc., MCI Communications Corporation, CCC Information
 Age 69                                                   Services Group, Inc. (information services), MedImmune,
                                                          Inc. (biotechnology), Spacehab, Inc. (aerospace
                                                          services) and Real 3D (software); director or trustee,
                                                          as the case may be, of 50 of the investment companies in
                                                          the Franklin Templeton Group of Funds; and formerly,
                                                          Chairman, Hambrecht and Quist Group, Director, H & Q
                                                          Healthcare Investors, and Lockheed Martin Corporation
                                                          and President, National Association of Securities
                                                          Dealers, Inc.
------------------------------------------------------------------------------------------------------------------

                                       12

PAGE

                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS             Director                    Manager of personal investments (1978-present); Director
 2665 N.E. 37th Drive                                     of various business and nonprofit organizations;
 Fort Lauderdale, Florida                                 director or trustee, as the case may be, of 22 of the
 33308                                                    investment companies in the Franklin Templeton Group of
 Age 69                                                   Funds; and formerly, Chairman and Chief Executive
                                                          Officer of Landmark Banking Corporation (1969-1978),
                                                          Financial Vice President of Florida Power and Light
                                                          (1965-1969) and Vice President of the Federal Reserve
                                                          Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------
 CONSTANTINE DEAN             Director                    Physician, Lyford Cay Hospital (1987-present); Director
 TSERETOPOULOS                                            of various nonprofit organizations; director or trustee,
 Lyford Cay Hospital                                      as the case may be, of 5 of the investment companies in
 P.O. Box N-7776                                          the Franklin Templeton Group of Funds; and formerly,
 Nassau, Bahamas                                          Cardiology Fellow, University of Maryland (1985-1987)
 Age 44                                                   and Internal Medicine Intern, Greater Baltimore Medical
                                                          Center (1982-1985).
------------------------------------------------------------------------------------------------------------------
 DONALD F. REED               President                   Executive Vice President, Templeton Worldwide, Inc.;
 1 Adelaide Street East,                                  President, Templeton Investment Counsel, Inc.; President
 Suite 2101                                               and Chief Executive Officer, Templeton Management
 Toronto, Ontario                                         Limited; Co-founder and Director of International
 Canada M5C 3B8                                           Society of Financial Analysts; Chairman of the Canadian
 Age 53                                                   Council of Financial Analysts; and formerly, President
                                                          and Director of Reed Monahan Nicholishen Investment
                                                          Counsel (1982-1989).
------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS              Vice President              Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                Resources, Inc.; Executive Vice President and Director,
 San Mateo, California 94404                              Franklin Templeton Distributors, Inc. and Franklin
 Age 53                                                   Templeton Services, Inc.; Executive Vice President,
                                                          Franklin Advisers, Inc.; Director, Franklin/Templeton
                                                          Investor Services, Inc.; and officer and/or director or
                                                          trustee, as the case may be, of most of the other
                                                          subsidiaries of Franklin Resources, Inc. and of 54 of
                                                          the investment companies in the Franklin Templeton Group
                                                          of Funds.
------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President              Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                Resources, Inc. and Franklin Templeton Distributors,
 San Mateo, California 94404                              Inc.; President and Director, Franklin Advisers, Inc.;
 Age 57                                                   Senior Vice President and Director, Franklin Advisory
                                                          Services, Inc. and Franklin Investment Advisory
                                                          Services, Inc.; Director, Franklin/Templeton Investor
                                                          Services, Inc.; and officer and/or director or trustee,
                                                          as the case may be, of most of the other subsidiaries of
                                                          Franklin Resources, Inc. and of 54 of the investment
                                                          companies in the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------

                                       13

PAGE

                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 DEBORAH R. GATZEK            Vice President              Senior Vice President and General Counsel, Franklin
 777 Mariners Island Blvd.                                Resources, Inc.; Senior Vice President, Franklin
 San Mateo, California 94404                              Templeton Services, Inc. and Franklin Templeton
 Age 49                                                   Distributors, Inc.; Vice President, Franklin Advisers,
                                                          Inc. and Franklin Advisory Services, Inc.; Vice Pres-
                                                          ident, Chief Legal Officer and Chief Operating Officer,
                                                          Franklin Investment Advisory Services, Inc.; and officer
                                                          of 54 of the investment companies in the Franklin
                                                          Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 CHARLES E. JOHNSON           Vice President              Senior Vice President and Director, Franklin Resources,
 500 East Broward Blvd.                                   Inc.; Senior Vice President, Franklin Templeton
 Fort Lauderdale, Florida                                 Distributors, Inc.; President and Director, Templeton
 33394-3091                                               Worldwide, Inc.; President, Chief Executive Officer,
 Age 41                                                   Chief Investment Officer and Director, Franklin
                                                          Institutional Services Corporation; Chairman and
                                                          Director, Templeton Investment Counsel, Inc.; Vice
                                                          President, Franklin Advisers, Inc.; officer and/or
                                                          director of some of the subsidiaries of Franklin
                                                          Resources, Inc.; and officer and/or director or trustee,
                                                          as the case may be, of 35 of the investment companies in
                                                          the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            Vice President              President and Chief Investment Officer, Templeton Global
 Lyford Cay                                               Advisors Limited; Executive Vice President and Director,
 Nassau, Bahamas                                          Templeton Worldwide, Inc.; officer of 21 of the
 Age 38                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Investment Administrator with
                                                          RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN           Vice President              Senior Vice President and Chief Financial Officer,
 777 Mariners Island Blvd.                                Franklin Resources, Inc.; Executive Vice President and
 San Mateo, California 94404                              Director, Templeton Worldwide, Inc.; Executive Vice
 Age 37                                                   President, Chief Operating Officer and Director,
                                                          Templeton Investment Counsel, Inc.; Senior Vice
                                                          President and Treasurer, Franklin Advisers, Inc.;
                                                          Treasurer, Franklin Advisory Services, Inc.; Treasurer
                                                          and Chief Financial Officer, Franklin Investment
                                                          Advisory Services, Inc.; President, Franklin Templeton
                                                          Services, Inc.; Senior Vice President,
                                                          Franklin/Templeton Investor Services, Inc.; and officer
                                                          and/or director or trustee, as the case may be, of 54 of
                                                          the investment companies in the Franklin Templeton Group
                                                          of Funds.
------------------------------------------------------------------------------------------------------------------
 J. MARK MOBIUS               Vice President              Portfolio Manager of various Templeton advisory
 Two Exchange Square                                      affiliates; Managing Director of Templeton Asset
 Suite 908                                                Management Ltd.; officer of 8 of the investment
 Hong Kong                                                companies in the Franklin Templeton Group of Funds; and
 Age 61                                                   formerly, President of International Investment Trust
                                                          Company Limited (investment manager of Taiwan R.O.C.
                                                          Fund) (1986-1987) and Director, Vickers da Costa, Hong
                                                          Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------

                                       14

PAGE

                              Positions and Offices
   Name, Address and Age        with the Company              Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President              Vice President and Treasurer, Templeton Worldwide, Inc.;
 500 East Broward Blvd.                                   Assistant Vice President, Franklin Templeton
 Fort Lauderdale, Florida                                 Distributors, Inc.; officer of 25 of the investment
 33394-3091                                               companies in the Franklin Templeton Group of Funds; and
 Age 57                                                   formerly, Vice President and Controller, Keystone Group,
                                                          Inc.
------------------------------------------------------------------------------------------------------------------
 THOMAS LATTA                 Vice President              Vice President, Templeton Global Bond Managers, a
 500 East Broward Blvd.                                   division of Templeton Investment Counsel, Inc.; and
 Fort Lauderdale, Florida                                 formerly, Portfolio Manager at Forester & Hairston
 33394-3091                                               (1988-1990) and Investment advisor at Merrill Lynch
 Age 37                                                   Capital Markets (1981-1988).
------------------------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President-             General Counsel, Secretary and a Senior Vice President,
 500 East Broward Blvd.       Compliance                  Templeton Investment Counsel, Inc.; Senior Vice
 Fort Lauderdale, Florida                                 President, Templeton Global Investors, Inc.; officer of
 33394-3091                                               21 of the investment companies in the Franklin Templeton
 Age 43                                                   Group of Funds; and formerly, Vice President and
                                                          Associate General Counsel, Kidder Peabody & Co. Inc.
                                                          (1989-1990), Assistant General Counsel, Gruntal & Co.,
                                                          Inc. (1988), Vice President and Associate General
                                                          Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                                          President and Assistant General Counsel, E.F. Hutton &
                                                          Co. Inc. (1986-1988), and Special Counsel of the
                                                          Division of Investment Management of the U.S. Securities
                                                          and Exchange Commission (1984-1986).
------------------------------------------------------------------------------------------------------------------
 JAMES R. BAIO                Treasurer                   Certified Public Accountant; Treasurer, Franklin Mutual
 500 East Broward Blvd.                                   Advisers, Inc.; Senior Vice President, Templeton
 Fort Lauderdale, Florida                                 Worldwide, Inc., Templeton Global Investors, Inc. and
 33394-3091                                               Templeton Funds Trust Company; officer of 22 of the
 Age 44                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Senior Tax Manager for Ernst &
                                                          Young (certified public accountants) (1977-1989).
------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary                   Senior Vice President, Templeton Worldwide, Inc.; Senior
 500 East Broward Blvd.                                   Vice President, Templeton Global Investors, Inc.;
 Fort Lauderdale, Florida                                 officer of 21 of the investment companies in the
 33394-3091                                               Franklin Templeton Group of Funds; and formerly, Deputy
 Age 50                                                   Director of the Division of Investment Management,
                                                          Executive Assistant and Senior Advisor to the Chairman,
                                                          Counselor to the Chairman, Special Counsel and Attorney
                                                          Fellow, U.S. Securities and Exchange Commission
                                                          (1986-1995), Attorney, Rogers & Wells, and Judicial
                                                          Clerk, U.S. District Court (District of Massachusetts).

--------------------------------------------------------------------------------

* Nicholas F. Brady and Charles B. Johnson are "interested persons" as defined by the Investment Company under the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Charles B. Johnson is an interested person due to his ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Company are not interested persons.


The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board

                                       15

PAGE

and committee meetings. Currently, the Company pays the nonaffiliated Board members and Mr. Brady an annual retainer of $10,000, a fee of $800 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Company and by other funds in the Franklin Templeton Group of Funds.

                                                                 TOTAL FEES           NUMBER OF BOARDS IN
                                           TOTAL FEES        RECEIVED FROM THE       THE FRANKLIN TEMPLETON
                                          RECEIVED FROM      FRANKLIN TEMPLETON        GROUP OF FUNDS ON
                 NAME                     THE COMPANY*        GROUP OF FUNDS**        WHICH EACH SERVES***
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton......................       $13,200              $344,642                     50
Nicholas F. Brady.....................        13,200               119,675                     21
Frank J. Crothers.....................        15,280                35,300                      5
S. Joseph Fortunato...................        13,200               361,562                     52
John Wm. Galbraith....................        13,200               117,675                     20
Andrew H. Hines, Jr. .................        13,200               144,175                     22
Edith E. Holiday......................        13,200                72,875                     25
Betty P. Krahmer......................        13,200               119,675                     21
Gordon S. Macklin.....................        13,200               337,292                     50
Fred R. Millsaps......................        14,056               144,175                     22
Constantine D. Tseretopoulos..........        14,240                33,775                      5

*  For the fiscal year ended December 31, 1997.
**  For the calendar year ended December 31, 1997.
*** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.


Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


As of April 17, 1998, the officers and Board members did not own of record or beneficially any shares of the funds. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND
OTHER SERVICES
---------------------------------------------------------


INVESTMENT MANAGER AND SERVICES PROVIDED. The Investment Manager of Growth Series and Foreign Equity Series is Templeton Investment Counsel, Inc., ("Investment Counsel"). The Investment Manager of Emerging Markets Series is Templeton Asset Management Ltd. -- Hong Kong branch ("Asset Management Hong Kong"). Asset Management Hong Kong renders its services to Emerging Markets Series from outside the U.S. The Investment Manager of Emerging Fixed Income Markets Series is Investment Counsel, through its Global Bond Managers division (collectively, the "Investment Managers"). The Investment Managers provide investment research and portfolio management services, including the selection of securities for the respective funds to buy, hold or sell and the selection of brokers through whom the funds' portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom the Investment Managers render periodic reports of the respective fund's investment activities. The Investment Managers and their officers, directors and employees are covered by fidelity insurance for the protection of the funds.


The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. An Investment Manager may give advice and take action with respect to any of the other funds it manages, or for

                                       16

PAGE

its own account, that may differ from action taken by the Investment Manager on behalf of a fund. Similarly, with respect to the funds, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that an Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other funds. The Investment Managers are not obligated to refrain from investing in securities held by the funds or other funds they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information -- Summary of Code of Ethics."


MANAGEMENT FEES. Under its management agreement, each fund pays its Investment Manager a management fee at the end of each calendar month. Growth Series and Foreign Equity Series each pay Investment Counsel a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year. For the fiscal years ended December 31, 1997, 1996 and 1995, Investment Counsel received from Growth Series fees of $1,946,728, $1,656,913, and $1,469,015, respectively. For the fiscal years ended December 31, 1997, 1996 and 1995, Investment Counsel received from Foreign Equity Series fees of $23,912,568, $16,525,094 and $9,916,869, respectively. Emerging Markets Series pays Asset Management Hong Kong a monthly fee equal on an annual basis to 1.25% of its average daily net assets during the year. For the fiscal years ended December 31, 1997, 1996 and 1995, Asset Management Hong Kong received from Emerging Markets Series fees of $25,766,850, $15,676,692, and $8,488,442, respectively.

Emerging Fixed Income Markets Series pays Investment Counsel a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year. For the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series' management fees, before any advance waiver, totaled $8,484. Under an agreement by Investment Counsel to waive its fees, Emerging Fixed Income Markets Series paid no management fees.

MANAGEMENT AGREEMENTS. The management agreements between the Company, on behalf of each fund, and the Investment Managers are in effect until April 30, 1999. Each management agreement may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the relevant fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. A management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the respective fund's outstanding voting securities on 60 days' written notice to Investment Manager, or by the Investment Manager on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the funds. Prior to that date, Templeton Global Investors, Inc. provided the same services to the funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Company pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the funds' average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is allocated between the funds according to their respective average daily net assets. For the fiscal years ended December 31, 1997, 1996 and 1995, Growth Series paid administration fees totaling $236,356, $211,998 and $208,881, respectively. For the fiscal years ended December 31, 1997, 1996 and 1995, Foreign Equity Series paid administration fees totaling $2,903,341, $2,117,449 and $1,412,755, respectively. For the fiscal years ended December 31, 1997, 1996 and 1995, Emerging Markets Series paid administration fees totaling $1,751,904, $1,127,833 and $681,225, respectively.

For the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series' administration fees, before any advance waiver, totaled $1,030. Under an agreement by FT Services to waive its fees, Emerging Fixed Income Markets Series paid no administration fees.


SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds'

                                       17

PAGE

transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The funds may also reimburse Investor Services for certain out-of-pocket expenses.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of each fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.


AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the funds' independent auditors. During the fiscal year ended December 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of each fund which are included in the respective fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, and review of the funds' filings with the SEC.


HOW DO THE FUNDS BUY SECURITIES
FOR THEIR PORTFOLIOS?
---------------------------------------------------------


The Investment Managers selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the Board may give.


When placing a portfolio transaction, the Investment Managers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a fund is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of an Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


An Investment Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to an Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to an Investment Manager in carrying out its overall responsibilities to its clients.


It is not possible to place a dollar value on the special executions or on the research services received by an Investment Manager from broker-dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits an Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, each Investment Managers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payment to that fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

                                       18

PAGE

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by an Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.


Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted by the Company's Board pursuant to Rule 17a-7 under the 1940 Act.

During the fiscal years ended December 31, 1997, 1996 and 1995, Growth Series paid brokerage commissions totaling $391,067, $173,658 and $302,096, respectively. During the fiscal years ended December 31, 1997, 1996 and 1995, Foreign Equity Series paid brokerage commissions totaling $2,666,430, $2,138,850 and $2,779,325, respectively. During the fiscal years ended December 31, 1997, 1996 and 1995, Emerging Markets Series paid brokerage commissions totaling $6,813,142, $3,832,003 and $1,949,885, respectively. During the fiscal period ended December 31, 1997, Emerging Fixed Income Markets Series paid no brokerage commissions.

As of December 31, 1997, no fund owned securities of its regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors.


Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers.


When you buy shares, if you submit a check or a draft that is returned unpaid to the funds we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a fund under the exchange privilege, that fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with a fund's particular investment objective exist immediately. This money will then be withdrawn from the short-term, money

                                       19

PAGE

market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the funds in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The funds have committed themselves to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the funds' net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the funds, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the funds. In these circumstances, the securities distributed would be valued at the price used to compute the pertinent fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SUBSTANTIAL REDEMPTIONS. A number of fund shareholders are institutions with significant shareholdings that may be redeemed at any time. If a substantial number or amount of redemptions should occur within a relatively short period of time, a fund may have to sell portfolio securities it would otherwise hold and incur the additional transactions costs. The sale of portfolio securities may result in the recognition of capital gains, which will be distributed annually and generally will be taxable to shareholders as ordinary income or capital gains. Shareholders are notified annually regarding the federal tax status of distributions they receive (see "Taxes").


GENERAL INFORMATION

If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. A fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole

                                       20

PAGE

discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


HOW ARE FUND SHARES VALUED?

---------------------------------------------------------


We calculate the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Company is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by a fund's Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then coverted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of a fund's Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which a fund's Net Asset Value is not calculated. Thus, the calculation of a fund's Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in U.S. corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of the funds' shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the funds' Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

                                       21

PAGE

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
---------------------------------------------------------


DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. A fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

 Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

A fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

FOREIGN TAX CREDITS INCLUDED IN DISTRIBUTIONS. A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of its fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the


                                       22

PAGE


fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. If the fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata share of the foreign taxes paid by the fund. In this case, these taxes will be taken as a deduction by the fund, and the income reported to you will be the net amount after these deductions.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. A fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

 TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The funds have elected to be treated as regulated investment companies under Subchapter M of the Code, have qualified as such for their most recent fiscal year, and intend to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a fund must meet certain specific requirements, including:

- The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

- The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

- The fund must distribute to its shareholders at least 90% of its net investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The funds intend to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but do not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss,

                                       23

PAGE

and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, a fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that only a small percentage of the dividends paid by Growth Series for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment. Dividends so designated by a fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt financed.

Under the 1997 Act, the amount that a fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. A fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by a fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-

                                       24

PAGE

to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a fund. The acceleration of income on Section 1256 positions may require a fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a fund.

When a fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. A fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. A fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The funds are authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.


If a fund's Section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. A fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during


                                       25

PAGE

which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

 A fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a fund (if any), the amounts distributable to you by a fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a fund acquires shares in that corporation. While a fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of a fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:


 1. there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

 2. the transaction is an applicable straddle;

 3. the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

 4. the transaction is specified in Treasury regulations to be promulgated in the future.


The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, a fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.


                                       26

PAGE


INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. A fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.


THE FUNDS' UNDERWRITER
---------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement with respect to a fund will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of that fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of each fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Company pays the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

HOW DO THE FUNDS MEASURE PERFORMANCE?
---------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

                                       27

PAGE


The average annual total return of Growth Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was 12.3%, and 15.0%, respectively. The average annual total return of Foreign Equity Series for the one- and five-year periods ended December 31, 1997 and for the period from commencement of operations on October 18, 1990 through December 31, 1997 was 11.4%, 15.5% and 12.9%, respectively. The average annual total return of Emerging Markets Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was -11.3%, and 4.5%, respectively. The average annual total return of Emerging Fixed Income Markets Series for the period from commencement of operations on June 4, 1997 through December 31, 1997 was 12.4%.


These figures were calculated according to the SEC formula:
                                P (1+T)(n) = ERV
where:
P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on each fund's actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return of Growth Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was 12.3%, and 91.7%, respectively. The cumulative total return of Foreign Equity Series for the one- and five-year periods ended December 31, 1997 and for the period from commencement of operations on October 18, 1990 through December 31, 1997 was 11.4%, 105.7% and 139.4%, respectively. The cumulative total return of Emerging Markets Series for the one-year period ended December 31, 1997 and for the period from commencement of operations on May 3, 1993 through December 31, 1997 was -11.3%, and 22.6%, respectively. The cumulative total return of Emerging Fixed Income Markets Series for the period from commencement of operations on June 4, 1997 through December 31, 1997 was 12.4%.


VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of a fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other invest-

                                       28

PAGE

ments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


From time to time, the funds and the Investment Managers may also refer to the following information:

(a) an Investment Manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.


(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

(d) The geographic and industry distribution of each fund's portfolio and the fund's top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) The funds' portfolio turnover rates and their rankings relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in the funds or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

    - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

    - "Diversify by company, by industry and by country."

    - "Always maintain a long-term perspective."

    - "Invest for maximum total real return."

    - "Invest -- don't trade or speculate."

    - "Remain flexible and open-minded about types of investment."

    - "Buy low."

    - "When buying stocks, search for bargains among quality stocks."

    - "Buy value, not market trends or the economic outlook."

    - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

    - "Do your homework or hire wise experts to help you."

    - "Aggressively monitor your investments."

                                       29

PAGE

    - "Don't panic."

    - "Learn from your mistakes."

    - "Outperforming the market is a difficult task."

    - "An investor who has all the answers doesn't even understand all the questions."

    - "There's no free lunch."

    - "And now the last principle: Do not be fearful or negative too often."

* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
---------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the funds cannot guarantee that these goals will be met.


The Company is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.




                                       30

PAGE


As of April 17, 1998, the principal shareholders of the funds, beneficial or of record, were as follows:

NAME AND ADDRESS                                              SHARE AMOUNT   PERCENTAGE
----------------                                              ------------   ----------
GROWTH SERIES
T. Rowe Price, Trustee......................................    2,956,149      33.06%
FBO Honeywell
10090 Red Run Blvd.
Owings Mills, MD 21117

Peter Norton, Trustee.......................................    2,738,094      30.62%
Norton Family CRU Trust
225 Arizona Avenue
2nd Floor West
Santa Monica, CA 90401-1210

Peter Norton, Trustee.......................................      947,857      10.60%
Norton Family Foundation Trust
225 Arizona Avenue
2nd Floor West
Santa Monica, CA 90401-1210

National City Bank, Custodian...............................      705,758       7.89%
FBO Mt. Union College
P.O. Box 94984
Cleveland, OH 44101-4984

Northern Trust Company, Custodian...........................      539,055       6.03%
FBO Peter Norton Living Trust
P.O. Box 92956
Chicago, IL 60675-2956

Hal Lashlee, Trustee........................................      502,731       5.62%
Hal Lashlee Living Trust
P.O. Box 812079
Boca Raton, FL 33481-2079

EMERGING MARKETS SERIES
New York State Common Retirement Fund.......................   39,164,658      18.76%
Alfred E. Smith State Office Building
6th Floor
Albany, NY 12236

EMERGING FIXED INCOME MARKETS SERIES
Templeton Global Investors, Inc.............................      218,947        100%
Corporate Treasury
1850 Gateway Drive-6th Floor
San Mateo, CA 94404


From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, a fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance

                                       31

PAGE

officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS
---------------------------------------------------------


The audited financial statements contained in the Annual Report to Shareholders of Growth Series, Foreign Equity Series, Emerging Markets and Emerging Fixed Income Markets Series for the fiscal year ended December 31, 1997, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS
---------------------------------------------------------

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Company

CD - Certificate of deposit


Class I and Class II- Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the funds are considered Class I shares for redemption, exchange and other purposes.


Code - Internal Revenue Code of 1986, as amended

Company - Templeton Institutional Funds, Inc., an open-end management investment company, currently consisting of four separate series: Growth Series, Foreign Equity Series, Emerging Markets Series and Emerging Fixed Income Markets Series

Distributors - Franklin/Templeton Distributors, Inc., the funds' principal underwriter


Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the funds' administrator


Investment Manager(s) - A fund's investment manager; Templeton Investment Counsel, Inc. ("Investment Counsel") for Growth Series and Foreign Equity Series; Templeton Asset Management Ltd. -- Hong Kong Branch ("Asset Management Hong Kong") for Emerging Markets Series; and Investment Counsel through its Global Bond Managers division for Emerging Fixed Income Markets Series



Investor Services - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


Prospectus - The prospectus for the funds dated May 1, 1998, as may be amended from time to time


Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the fund(s) and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                       32

PAGE






                                     PART C


                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

        (a) FINANCIAL STATEMENTS

            (1) Audited Financial Statements filed in Part B.

             Incorporated by reference to 1996 Annual Reports to Shareholders of Growth Series, Foreign Equity Series, Emerging Markets Series and Emerging Fixed Income
             Markets Series:

             Independent Auditor's Report as of December 31, 1997 Statement of Assets and Liabilities as of
               December 31, 1997
             Statement of  Operations  for fiscal period ended
               December 31, 1997
             Statement of Changes in Net Assets for the years ended
               December 31, 1997 and 1996
             Portfolio of Investments as of December 31, 1997 Notes to Financial Statements



        (b) EXHIBITS

             (1) (a) Articles of Incorporation***
                 (b) Articles of Amendment dated January 11,1993***
                 (c) Articles Supplementary dated January 11, 1993***
                 (d) Articles Supplementary dated April 28, 1993***
                 (e) Articles Supplementary dated July 1, 1993***
                 (f) Articles Supplementary dated September 30, 1993***
                 (g) Articles Supplementary dated March 1, 1994****
                 (h) Articles Supplementary dated January 5,1995****
                 (i) Articles Supplementary dated January 17, 1996***
                 (j) Articles Supplementary dated April 15, 1996***
                 (k) Articles Supplementary dated December 27, 1996*
                 (l) Articles Supplementary dated April 10, 1997*
                 (m) Articles Supplementary dated February 27, 1998

             (2) Amended and Restated By-Laws*

             (3) Not Applicable

             (4) Specimen Security*****

             (5) (a) Amended and Restated Investment Management Agreement for
                         Foreign Equity Series***
                 (b) Amended and Restated Investment Management Agreement for
                         Growth Series***
                 (c) Amended and Restated Investment Management Agreement for
                         Emerging Markets Series***
                 (d) Form of Investment Management Agreement for
                         Emerging Fixed Income Markets Series**
                 (e) Addendum to the Investment Management Agreement for
                         Emerging Markets Series

             (6) Form of Amended and Restated Distribution Agreement**

             (7)  Not Applicable

             (8) Form of Amended and Restated Custody Agreement**

             (9)(a)Form of Amended and Restated Transfer Agent Agreement*
                (b Form of Amended and Restated Fund Administration
                        Agreement**

             (10) Opinion and Consent of Counsel

             (11) Consent of Independent Public Accountants

             (12) Not Applicable

             (13) Letter concerning initial capital***

             (14) Not Applicable

             (15) Not Applicable

             (16) Schedule showing computation of performance quotations provided in response to Item 22****

             (27) Financial Data Schedules


---------------------
* Filed with Post-Effective Amendment No. 11 to the Registration Statement on May 1, 1997
**    Filed with Post-Effective Amendment No. 10 to the Registration
        Statement on February 14, 1997
***   Filed with Post-Effective Amendment No. 9 to the Registration
        Statement on April 28, 1996
****  Filed with Post-Effective Amendment No. 8 to the Registration
        Statement on May 1, 1995.
***** Filed with Pre-Effective Amendment No. 3 to the Registration
        Statement on October 17, 1990.








ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.


ITEM 26. NUMBER OF RECORD HOLDERS


TITLE OF CLASS                                  NUMBER OF RECORD HOLDERS

Growth Series
Class of Common Shares                         21 as of March 31, 1998

Foreign Equity Series
Class of Common Shares                        997 as of March 31, 1998

Emerging Markets Series
Class of Common Shares                        466 as of March 31, 1998

Emerging Fixed Income Markets Series
Class of Common Shares                          1 as of March 31, 1998


ITEM 27. INDEMNIFICATION.

          Reference is made to Articles Eight and Eleven of the Registrant's Articles of Incorporation incorported by reference hereto Post-Eeffective Amendment No. 9 filed on April 28, 1996.

          Reference is made to Article Five of the Registrant's By-Laws incorported by reference hereto Post-Eeffective Amendment No. 11 filed on May 1, 1997.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with he successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such ndemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND ITS OFFICERS AND DIRECTORS

          The business and other connections of Registrant's Investment Managers are described in Part B of this Registration Statement.

          For information relating to the Investment Managers' officers and directors, reference is made to Forms ADV filed under the Investment Advisers Act of 1940 by Templeton Investment Counsel, Inc. and Templeton Asset Management Ltd., which are incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Franklin Templeton Distributors, Inc. also acts as principal underwriter of shares of:

         Templeton American Trust, Inc.
         Templeton Capital Accumulator Fund, Inc.
         Templeton Developing Markets Trust
         Templeton Funds, Inc.
         Templeton Global Investment Trust
         Templeton Global Opportunities Trust
         Templeton Global Real Estate Fund
         Templeton Global Smaller Companies Fund, Inc.
         Templeton Growth Fund, Inc.
         Templeton Income Trust
         Templeton Variable Products Series Fund

         Franklin Asset Allocation Fund
         Franklin California Tax Free Income Fund, Inc.
         Franklin California Tax Free Trust
         Franklin Custodian Funds, Inc.
         Franklin Equity Fund
         Franklin Federal Money Fund
         Franklin Federal Tax-Free Income Fund
         Franklin Floating Rate Trust
         Franklin Gold Fund
         Franklin High Income Trust
         Franklin Investors Securities Trust
         Franklin Managed Trust
         Franklin Money Fund
         Franklin Municipal Securities Trust
         Franklin Mutual Series Fund, Inc.
         Franklin New York Tax-Free Income Fund
         Franklin New York Tax-Free  Trust
         Franklin Real Estate Securities Fund
         Franklin Strategic Mortgage Portfolio
         Franklin Strategic Series
         Franklin Tax-Exempt Money Fund
         Franklin Tax-Free Trust
         Franklin Templeton Fund Allocator Series
         Franklin Templeton Global Trust
         Franklin Templeton International Trust
         Franklin Templeton Money Fund Trust
         Franklin Value Investors Trust
         Institutional Fiduciary Trust


       (b) The directors and officers of FTD, located at 777 Mariners Island Blvd., San Mateo, CA 94404,unless otherwise indicated are as follows:

                                             POSITION WITH                            POSITION WITH
    NAME                                     UNDERWRITER                              THE REGISTRANT


    Charles B. Johnson                        Chairman of the Board                    Vice President and Chairman

    Gregory E. Johnson                        President                                None

    Harmon E. Burns                           Executive Vice President and             Vice President
                                              Director

    Rupert H. Johnson, Jr.                    Executive Vice President and             Vice President
                                              Director

    Peter Jones                               Executive Vice President                 None
    100 Fountain Parkway
    St. Petersburg, Fl

    Daniel T. O'Lear                          Executive Vice President                 None

    Deborah R. Gatzek                         Senior Vice President and Assistant      Vice President
                                              Secretary

    Richard O. Conboy                         Senior Vice President                    None

    Charles E. Johnson                        Senior Vice President                    Vice President
    500 E. Broward Blvd.
    Ft. Lauderdale, Fl

    Edward V. McVey                           Senior Vice President                    None

    H.G. (Toby) Mumford, Jr.                  Senior Vice President                    None

    Richard C. Stoker                         Senior Vice President                    None

    Kent P. Strazza                           Vice President                           None

    Jimmy A. Escobedo                         Vice President                           None

    Bert W. Feuss                             Vice President                           None

    Loretta Fry                               Vice President                           None

    Robert N. Geppner                         Vice President                           None

    Mike Hackett                              Vice President                           None

    Phil J. Kearns                            Vice President                           None

    Laura Komar                               Vice President                           None

    Ken Leder                                 Vice President                           None

    Jack Lemein                               Vice President                           None

    John R. McGee                             Vice President                           None

    Vivian J. Palmieri                        Vice President                           None

    Sarah Stypa                               Vice President                           None




PAGE



                                             POSITION WITH                            POSITION WITH
    NAME                                     UNDERWRITER                              THE REGISTRANT
    Francie Arnone                            Assistant Vice President                 None

    Alison Hawksley                           Assistant Vice President                 None

    Bernadette Marino Howard                  Assistant Vice President                 None

    John R. Kay                               Assistant Vice President                 Vice President
    500 E. Broward Blvd.
    Ft. Lauderdale

    Virginia Marans                           Assistant Vice President                 None

    Susan Thompson                            Assistant Vice President                 None


    Kenneth A. Lewis                          Treasurer                                None

    Karen DeBellis                            Assistant Treasurer                      Assistant Treasurer
    100 Fountain Parkway
    St. Petersburg, Fl

    Philip A. Scatena                         Assistant Treasurer                      None

    Leslie M. Kratter                         Secretary                                None


   (c)  Not Applicable (Information on unaffiliated underwriters).

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

          Certain accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are located at 500 East Broward Blvd., Fort Lauderdale, Florida 33394. Others records are maintained at the offices of Franklin Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and
          Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

ITEM 31. MANAGEMENT SERVICES

                  Not Applicable.

ITEM 32. UNDERTAKINGS.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Registrant  undertakes  to furnish to each  person to
                      whom its Prospectus is provided a copy of its latest Annual Report, upon request and without charge.

PAGE

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Ft. Lauderdale, Florida on the[ ] day of April, 1998.

                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                By:
                                Donald F. Reed, President*



*By:/s/BARBARA J. GREEN
    Barbara J. Green
    attorney-in-fact**

    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


        SIGNATURE                             TITLE                  DATE


Charles B. Johnson*                          Director                 April 30, 1998


Constantine Dean Tseretopoulos*              Director                 April 30, 1998


Frank J. Crothers*                           Director                 April 30, 1998


Harris J. Ashton*                            Director                 April 30, 1998


S. Joseph Fortunato*                         Director                 April 30, 1998


Fred R. Millsaps*                            Director                 April 30, 1998


Gordon S. Macklin*                           Director                 April 30, 1998


Andrew H. Hines, Jr.*                        Director                 April 30, 1998


John Wm. Galbraith*                          Director                 April 30, 1998


Nicholas F. Brady*                           Director                 April 30, 1998


Betty P. Krahmer*                            Director                 April 30, 1998


Edith E. Holiday*                            Director                 April 30, 1998


Donald F. Reed*                              President (Chief         April 30, 1998
                                             Executive Officer)


James R. Baio*                               Treasurer (Chief         April 30, 1998
                                             Financial and
                                             Accounting
                                             Officer)



*By:/s/BARBARA J. GREEN
    Barbara J. Green
    as attorney-in-fact**



** Powers of Attorney are contained in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Templeton Institutional Funds, Inc. (File No. 33-35779), filed on February 14, 1997.



PAGE

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               EXHIBITS FILED WITH

                       POST-EFFECTIVE AMENDMENT NO. 13 TO
                             REGISTRATION STATEMENT

                                       ON

                                    FORM N-1A

                       TEMPLETON INSTITUTIONAL FUNDS, INC.


PAGE






                                  EXHIBIT LIST


     EXHIBIT NUMBER         NAME OF EXHIBIT

         ( 1)(m)       Articles Supplementary dated February 27, 1998

         ( 5)(e)       Addendum to the Investment Management Agreement
                         for Emerging Markets Series

         (10)          Opinion and Consent of Counsel

         (11)          Consent of Independent Public Accountants

         (27)          Financial Data Schedules